UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	116	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940	☒

Unified Series Trust

(Exact Name of Registrant as Specified In Charter)

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (317) 917-7000

Anthony J. Ghoston

President

2960 N. Meridian St., Suite 300

Indianapolis, Indiana 46208

(Name and Address of Agent for Service)

Copies to:

Dee Anne Sjögren, Esq.

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

(314) 552-6295

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b)

☒on September 2, 2008 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

          ☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

IMS Family of Funds

Building Wealth Wisely®

IMS Capital Value Fund
PROSPECTUS August 31, ~~2007~~2008	IMS Strategic Income Fund
IMS Strategic Allocation Fund

www.imscapital.com Registered Investment Advisor since 1988

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

IMS Family of Funds

Prospectus – August 31, ~~2007~~2008

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, Oregon 97086

1-800-408-8014

This Prospectus is designed to provide you with important information about investing in the IMS Family of Funds. The Funds are presented separately with descriptions of their investment objectives, their principal strategies and risks, a profile of who should invest, historical performance, expenses and financial highlights. Please be sure to consider this information carefully before investing in the Funds.

        IMS CAPITAL VALUE FUND

        Risk/Return Summary

Investment Objective

Long-term growth from capital appreciation, dividends and interest.

Principal Strategies

The Fund invests primarily in~~the~~ common stocks of mid-sized U.S. companies. The Fund’s advisor, IMS Capital Management, Inc., employs a selection process designed to produce a diversified portfolio of companies exhibiting both value and positive momentum characteristics. Value characteristics include a historically low stock price, as well as historically low fundamental ratios such as price to earnings, price to sales, price to book value and price to cash flow. Positive momentum characteristics include positive earnings revisions, positive earnings surprises, relative price strength and other developments that may favorably affect a company’s stock price, such as a new product or change in management. The advisor selects stocks based on value characteristics; however, the Fund will not invest in an undervalued stock until it also exhibits positive momentum characteristics.

The advisor seeks to reduce risk through diversification and through the ownership of undervalued companies, which may be less volatile than overpriced companies whose fundamentals do not support their valuations. Companies selected generally will have total market capitalization of $1billion to $15 billion. The advisor generally seeks mid-cap companies that the advisor believes are well-capitalized, globally diversified, and that have the resources to weather negative business conditions successfully. The advisor believes mid-cap companies have the potential to deliver the best characteristics of both small and large companies — the flexible, innovative, high-growth aspects of small companies and the proven management, products, liquidity and global diversification of large companies.

Each stock in the Fund’s portfolio must fall into one of the advisor’s seven strategic focus areas: healthcare, technology, financial services, communications/entertainment/leisure, consumer, consolidating industries and historically defensive industries. The advisor believes that stocks in these focus areas have the potential to produce superior long-term returns. In addition, the advisor carefully diversifies the Fund’s holdings to ensure representation in all major broad-based industry sectors as defined by Standard & Poor’s, Inc., which are also within the advisor’s focus areas.

The advisor employs a patient approach to the stock selection process, believing that most traditional value managers tend to purchase companies too early. The advisor believes that after a stock experiences a significant decline, it will tend to underperform the market during what the advisor terms its “seasoning” period, usually 18 to 24 months. Once an undervalued company that falls into one of the advisor’s strategic focus areas has been researched, deemed attractive, and has seasoned, the advisor further delays the purchase until the company develops several positive momentum characteristics as described above.

The Fund typically will sell a security if both of the following occur: (1) the company exceeds the advisor’s target sell price and (2) the company demonstrates that it may be losing positive business momentum. A variety of conditions could result in the sale of a company before it has reached the advisor’s target sell price. Some examples include a major industry-wide change, a significant change in the company’s management or direction, the emergence of a better opportunity within the same industry, or if the company becomes involved in a merger or acquisition.

Principal Risks of Investing in the Fund

▪

Volatility Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of both rising and falling prices. This price volatility is the principal risk of investing in the Fund’s portfolio.

▪	Company Risk. In addition to general market volatility, the value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio.
▪

Mid Cap Risk. Stocks of mid-capitalization companies are more risky than stocks of larger capitalization companies. Mid-cap companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. Many of these companies may be young with a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.

▪

Value Risk. The Fund invests primarily in “value stocks.” The market may not agree with the advisor’s determination that a stock is undervalued, and the stock’s price may not increase to what the advisor believes is its full value. It may even decrease in value.

▪

Management Risk. The advisor’s value-oriented approach may fail to produce the intended results. If the advisor’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.

          As with any mutual fund investment, an investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. In addition, the Fund is not a complete investment program~~; the~~. The Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be a suitable investment for:

•	Long-term investors seeking a fund with a value investment strategy.
•	Long-term investors seeking growth from capital appreciation, dividends and interest.
•	Investors willing to accept price fluctuations in their investment.
•	Investors who can tolerate the risks associated with common stocks.

How the Fund has Performed

The bar chart below and performance table on the next page show the historical variability of the IMS Capital Value Fund’s returns, which is one indicator of the risks of investing in the Fund. The performance table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.

1 On August 31, 2004, the Fund acquired the assets and liabilities of the IMS Capital Value Fund, a series of AmeriPrime Funds (the "Predecessor Fund") and, as a result, the bar chart shows changes in the performance of the Fund and the Predecessor Fund since their inception.

2 The Fund’s year-to-date return as of June 30, ~~2007~~2008 was ~~12.19~~-6.26%.

          During the period shown, the highest return for a quarter was 24.34% (2nd quarter, 2003); and the lowest return was -15.31% (3rd quarter, 1998).

Average Annual Total Returns for the periods ended 12/31/~~06~~07

	One Year	Five Years	Ten Years
IMS Capital Value Fund [1,2]
Return Before Taxes	~~12.11~~0.37%	~~14.15~~16.97%	~~12.05~~11.37%
Return After Taxes on Distributions[3]	~~11.58~~-0.32%	~~13.42~~16.10%	~~10.73%~~10.29%
Return After Taxes on Distributions and Sale of Fund Shares~~4~~[3]	~~8.05~~0.65%	~~12.21~~14.79%	~~10.05~~9.69%
Russell Midcap Value Index[4] (reflects no deduction for fees, expenses, or taxes)	~~20.22~~-1.42%	~~15.88~~17.92%	~~13.65~~10.18%
S&P MidCap 400 Index[4](reflects no deduction for fees, expenses, or taxes)	~~10.31~~7.97%	~~10.88~~16.18%	~~13.46~~11.19%
S&P 500 Index~~[3]~~[4](reflects no deduction for fees, expenses, or taxes)	~~15.78~~5.49%	~~6.17~~12.81%	~~8.41~~5.90%

1 The Predecessor Fund commenced investment operations on August 5, 1996.

2Average annual total returns do not reflect the sales load, which was eliminated April 23, 2003.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

4The ~~Fund is replacing its former benchmark, the Russell Midcap® Value Index, with a new benchmark, the S&P MidCap 400 Index because the advisor believes that this new benchmark more accurately reflects the Fund’s portfolio as it measures the performance of the stock of mid capitalization companies. The~~ S&P MidCap 400 Index is a widely recognized unmanaged benchmark that measures the performance of 400 widely held common stock and real estate investment trusts of domestic companies, and assumes reinvestment of all distributions. The S&P 500 Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions. The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values, and assumes reinvestment of all distributions. Each index is representative of a broader market and range of securities than are found in the Fund’s portfolio.

IMS STRATEGIC INCOME FUND

        Risk/Return Summary

Investment Objective

Current income.

Principal Strategies

The Fund’s advisor, IMS Capital Management, Inc., has the flexibility to invest in a broad range of fixed income and equity securities that produce current income. The Fund can invest in debt securities of any duration and maturity. The advisor will allocate the Fund’s assets among different types of securities based on its assessment of the potential risks and returns, and the Fund may change the weighting among these securities as market conditions change, in an effort to obtain the most attractive available combination of current income and safety of principal.

A second major strategy of the Fund is to search among income securities that have fallen in price relative to historical value measures. The credit quality of the issuer, the issuer’s amount and types of liabilities and other structural details of the security are researched to identify investments that the advisor believes offer attractive yields and appear undervalued with some appreciation potential.

The advisor can also adjust the interest rate sensitivity of the Fund to take advantage of the current level of interest rates. For example, during periods of historically low interest rates, the advisor may invest in securities with less sensitivity to interest rates, such as high yield bonds and dividend-paying common stock. During periods of historically high interest rates, the advisor may invest in securities with more sensitivity to interest rates, such as investment-grade corporate bonds or U.S. treasury bonds.

The Fund may invest in investment-grade securities (i.e., rated BBB or higher by Standard & Poor’s Corporation (“S&P”) or Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Fund’s advisor to be of comparable quality), and which may be of any maturity. The Fund may also invest up to 40% (measured at the time of purchase) of its assets in domestic high yield fixed income securities (“junk bonds”). In addition, the Fund may invest up to 25% (measured at the time of purchase) of its assets in foreign securities, including foreign debt securities of any duration, quality and maturity (including foreign sovereign debt), as well as securities of issuers located in emerging markets.

The Fund may also invest 20% of its assets (measured at the time of purchase) in participation interests of syndicated bank loans and other floating rate bank loans that are structured as senior debt securities, but only to the extent such investments are deemed liquid by the Fund’s advisor. In addition, the Fund may invest up to 10% (measured at the time of purchase) of its assets in mortgage- and asset-backed securities.

          The Fund generally may invest in other types of income-producing securities such as dividend-paying common stocks, preferred and convertible preferred stocks, income trusts (including business trusts, oil royalty trusts and real estate investment trusts), government bonds and money market instruments, open-end and closed-end mutual funds and cash equivalents.

          Because the Fund is non-diversified, the Fund may take larger positions in a smaller number of companies than a diversified fund. Subject to the limitations described above, the Fund may elect to pursue its objective directly or indirectly through investments in other investment companies that invest in the securities described in this Prospectus. The Fund may also sell covered call options and put options covered by cash or money market instruments.

Principal Risks of Investing in the Fund

▪

Credit Risk. The Fund is subject to credit risk, which is the possibility that an issuer of a security will become unable to meet its obligations. This risk is greater for securities that are rated below investment grade or that are unrated. Secured bank loans are generally the most senior of a company’s debt securities and are less susceptible to credit risk. With respect to dividends and in liquidation, company bonds generally rank below secured bank loans, but above preferred stocks, and equity investments are the last to be paid in the event of default.

▪

Volatility Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time, including with respect to the dividend-paying stocks in the Fund’s portfolio. Stock markets tend to move in cycles, with periods of both rising and falling prices.

▪

High Yield Securities Risk. The Fund may be subject to greater levels of price volatility as a result of investing in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) than funds that do not invest in such securities. Such bonds are rated below BBB/Baa because of the issuer’s lower ability to make principal and interest payments and, as a result, are considered predominantly speculative. An economic downturn, a period of rising interest rates or increased price volatility could adversely affect the market for these securities, and reduce the number of buyers should the Fund need to sell these securities (liquidity risk). Should an issuer declare bankruptcy, there may be potential for partial recovery of the value of the bonds, but the Fund could also lose its entire investment.

▪	Company Risk. In addition to general market volatility, the value of the Fund may decrease in response to the activities and prospects of an individual company in the Fund’s portfolio.
▪

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates rise, the value of most income-producing instruments decreases to adjust price to market yields. Interest rate risk is greater for long-term debt securities than for short-term and floating rate securities.

▪

Income Trust Risks. Investments in income trusts are subject to various risks related to the underlying operating companies controlled by such trusts, including dependence upon specialized management skills and the risk that such management may lack or have limited operating histories. To the extent the Fund invests in income trusts that invest in real estate, it may be subject to risk associated with the real estate market as a whole, such as taxation, regulations, and economic and political factors that negatively impact the real estate market, and with direct ownership of real estate, such as a decrease in real estate values, overbuilding, environmental liabilities, and increases in operating costs, interest rates and/or property taxes.When the Fund invests in oil royalty trusts, its return on the investment will be highly dependent on oil and gas prices, which can be highly volatile. Moreover, oil royalty trusts are subject to the risk that the underlying oil and gas reserves attributable to the royalty trust may be depleted. As a group, business trusts typically invest in a broad range of industries and, therefore, the related risks will vary depending on the underlying industry represented in the business trust’s portfolio.

▪

Foreign Securities Risk. When the Fund invests in foreign securities, including foreign business trusts, oil royalty trusts and sovereign debt, it will be subject to additional risks not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.

▪

Bank Loan Risk. The liquidity of bank loans, including the volume and frequency of secondary market trading on such loans, may vary over time. For example, if the credit quality of a bank loan unexpectedly declines, secondary market trading on that loan can decline. The Fund will invest and/or continue to hold interests in bank loans only to the extent that they are deemed liquid by the advisor. Bank loans are also subject to prepayment risk. Prepayment risk occurs when the underlying borrower on the loan is permitted to repay the loan principal prior to maturity. Securities subject to prepayment risk can offer less potential for gain when the credit quality of the issuer improves. Bank loans are generally secured by specific collateral of the borrowers in the event of bankruptcy or other financial distress. However, as the holder of a participation interest, the Fund may not have the right to directly claim against the collateral, and even if it does, the collateral can be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligations of the borrower. As a result, the Fund may not be adequately protected by collateral that secures the underlying bank loan.

▪	Management Risk. The strategy used by the advisor may fail to produce the intended results, and you could lose money.
▪

Non-Diversification Risk. An investment in a non-diversified fund entails greater price risk than an investment in a diversified fund. As a non-diversified fund, the Fund’s portfolio may at times focus on a limited number of companies. The Fund will be subject to substantially more investment risk and potential for volatility than a diversified fund because the poor performance of an individual security in the Fund’s portfolio will have a greater negative impact on the Fund’s performance than if the Fund’s assets were diversified among a larger number of portfolio securities.

▪

Emerging Market Risk. When the Fund invests in securities of issuers located in foreign emerging markets, it will be subject to additional risks that may be different from, or greater than, risks of investing in securities of issuers based in foreign, developed countries. These risks include illiquidity, significant price volatility, restrictions on foreign investment or repatriation, possible nationalization of investment income and capital, currency declines and inflation (including rapid fluctuations in inflation rates).

▪

Portfolio Turnover Risk. The Fund may, at times, have a portfolio turnover rate that is higher than other bond or income funds. A higher portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

▪

Investment Company Securities. The Fund may invest in other investment companies, including closed-end funds, bond funds, equity funds, money market funds and exchange-traded funds. The Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. When the Fund invests in other investment companies, the Fund will incur an additional level of management expense on top of the expense of the Fund’s advisor.

▪

Option Writing Risk. The Fund may sell covered calls or puts when consistent with the goals and diversification of the Fund. When the Fund sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the security beyond the exercise price (plus the premium received). In a rapidly rising market, the Fund could significantly under-perform the market. The gain on the underlying security will be equal to the difference between the exercise price and the original purchase price of the underlying security, plus the premium received. The gain may be less than if the Fund had not sold an option on the underlying security. If a call expires unexercised, the Fund realizes a gain in the amount of the premium received, although there may have been a decline (unrealized loss) in the market value of the underlying securities during the option period, which may exceed such gain. If the underlying securities should decline by more than the option premium the Fund received, there will be a loss on the overall position. When the Fund writes (sells) put options, it receives the option premium, but will lose money if a decrease in the value of the security or index causes the Fund’s costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. The Fund will sell a put option only if the obligation taken on by the sale of the put is “covered,” such as by a cash reserve or investment grade money market instruments.

As with any mutual fund investment, an investment in any of the Funds is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. In addition, the Fund is not a complete investment program. The Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be a suitable investment for:

▪	Investors seeking a fund with current income.
▪	Investors seeking a fund offering the option of monthly dividends paid in cash.
▪	Investors seeking an income fund with less price sensitivity to interest rate changes than typical bond funds.
▪	Investors seeking greater diversification than is offered in a typical bond fund.
▪	Investors seeking to diversify their equity holdings with a portfolio consisting primarily of income securities.
▪	Investors willing to accept the price and return fluctuations associated with a non-diversified fund.

How the Fund has Performed

The bar chart below and performance table on the next page show the historical variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The performance table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.

1 On August 31, 2004, the Fund acquired the assets and liabilities of the IMS Strategic Income Fund, a series of AmeriPrime Funds (the "Predecessor Fund") and, as a result, the bar chart shows changes in the performance of the Fund and the Predecessor Fund since their inception.

2 The Fund’s year-to-date return as of June 30, ~~2007~~2008 was ~~5.93~~-7.87%.

During the period shown, the highest return for a quarter was 10.36% (2nd quarter, 2003); and the lowest return was -~~3.51~~3.57% (~~2nd~~4th quarter, ~~2004~~2007).

Average Annual Total Returns for the periods ended 12/31/~~06~~07

	One Year	Five Years	Since Inception[1]
IMS Strategic Income Fund
Return Before Taxes	~~17.04~~-0.34%	7.65%	~~10.81~~8.56%
Return After Taxes on Distributions ²	~~14.25~~-3.78%	4.65%	~~8.02~~5.62%
Return After Taxes on Distributions and Sale of Fund Shares ²	~~10.38~~-0.43%	4.84%	~~7.62~~5.68%
~~Merrill Lynch U.S. Corporate Master Index[3] (reflects no deduction for fees, expenses, or taxes)~~	~~4.36%~~		~~5.96%~~
Lehman Brothers Aggregate Bond Index[3] (reflects no deduction for fees, expenses, or taxes)	~~4.33~~6.97%	4.42%	~~3.13~~4.74%
Lipper Income Fund Category[3] (reflects no deduction for fees, expenses, or taxes)	~~9.58~~4.67%	8.84%	~~9.17~~8.70%

1 Inception of the Predecessor Fund, November 5, 2002

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

3~~The Fund is replacing its former benchmark, the Merrill Lynch U.S. Corporate Master Index, with a new broad-based index, the Lehman Brothers Aggregate Bond Index, and a peer group benchmark, the Lipper Income Fund Category, because the Fund’s advisor believes that these new benchmarks more accurately reflect the Fund’s portfolio since these benchmarks have a broader mix of assets than the old benchmark. The Merrill Lynch U.S. Corporate Master Index tracks the performance of US dollar-denominated investment-grade corporate public debt issued in the US domestic bond market.~~ The Lehman Brothers Aggregate Bond Index measures the performance of investment-grade fixed-rate debt obligations of U.S. and foreign corporations that are taxable, dollar-denominated, non-convertible, publicly traded, and with maturities of at least 1 year. The Lipper Income Fund Category measures the performance of funds that normally seek a high level of current income through investments in income-producing stocks, bonds and money market instruments. Each of these assumes reinvestment of all distributions, and is representative of a broader market and range of securities than are found in the Fund’s portfolio.

        IMS STRATEGIC ALLOCATION FUND

        Risk/Return Summary

Investment Objective

Long-term growth from capital appreciation, dividends and interest.

Principal Strategies

Based on its assessment of various segments of the market, the Fund’s advisor, IMS Capital Management, Inc., will shift the Fund’s assets among three broad classes: equities, fixed income, and companies that invest in real estate (such as real estate investment trusts (REITs)). At its discretion, the advisor will also vary the Fund’s exposure to value, growth, small-cap, mid-cap, large-cap and international stocks. The Fund’s assets are allocated among asset classes, investment styles and market capitalizations based on the advisor’s assessment of the relative opportunities and risks of each category. For example, equity securities have the potential for capital appreciation but they are subject to market volatility, while fixed income securities provide the opportunity for income but they are subject to interest rate risk. The allocation is dynamic and will change as the advisor attempts to exploit opportunities and avoid risks in the markets, risks that include interest rate hikes, adverse market movement and/or market behavior, and opportunities such as growth or value opportunities. The Fund may invest in a broad array of securities in order to achieve its investment objectives:

•	Equities, such as common stocks, preferred stocks, and exchange-traded funds (“ETFs”) and other investment companies that invest in equity securities
•	Fixed Income Securities, such as bonds and other debt instruments, including ETFs and other investment companies that invest in fixed income securities, as well as cash and cash equivalents
•

Real Estate Companies, such as mortgage REITs, equity REITs, hybrid REITs, ETFs and other investment companies that invest in REITs, and companies that are in the real estate industry or that have substantial real estate holdings

The Fund will invest in domestic equities covering the following categories: large-cap value, mid-cap value, small-cap value, large-cap growth, mid-cap growth and small-cap growth with some exposure to foreign stocks. The advisor will use its discretion to invest between 30% and 70% (measured at the time of purchase) of the Fund’s assets in equity securities or ETFs that invest in equity securities represented by various indexes. The advisor also has the discretion to invest between 30% and 70% of the Fund’s assets (measured at the time of purchase) in fixed income securities, and up to 25% of its assets (measured at the time of purchase) in real estate companies.

The Fund may invest in fixed income securities of any duration and maturity. The Fund may invest up to 25% of its assets (measured at the time of purchase) in domestic high yield securities (commonly known as junk bonds or below investment grade). The advisor considers a fixed income security to be investment grade if it is rated BBB or higher by S&P or Baa or higher by Moody’s or if unrated, determined by the Fund’s advisor to be of comparable quality.

In addition, the Fund may invest up to 25% (measured at the time of purchase) of its assets in foreign securities, including foreign debt securities of any duration, quality and maturity (including foreign sovereign debt), as well as equities and securities of issuers located in emerging markets.

The Fund may also invest 20% of its assets (measured at the time of purchase) in participation interests of syndicated bank loans, and other floating rate bank loans that are structured as senior debt securities, to the extent such investments are deemed liquid by the Fund’s advisor. In addition, the Fund may invest up to 10% (measured at the time of purchase) of its assets in mortgage- and asset-backed securities.

The Fund’s advisor employs a top-down asset allocation model designed to produce a portfolio of securities that has the potential to produce superior long-term returns. Changes in allocation may be triggered by changes in the market or the interest rate environment. Individual securities are selected based on the advisor’s assessment of the capital appreciation, dividend and interest payments expected from the security, as well as the advisor’s assessment of the areas of the market that are and/or will be performing the best. The advisor may purchase securities that have the potential for growth or that are undervalued, depending on its assessment of the opportunities presented by the individual security. Because the Fund is non-diversified, the Fund may take larger positions in a smaller number of companies than a diversified fund. Subject to the limitations described above, the Fund may pursue its investment objective directly or indirectly through substantial investments in other investment companies that invest in the securities described above.

Principal Risks of Investing in the Fund

▪

Allocation Strategy Risk. The asset allocation strategy involves the risk that the advisor may not correctly predict the right times to shift the Fund’s assets from one type of asset class, investment style or market capitalization to another.

▪

Growth Risk. From time to time, the Fund may invest in companies that appear to be growth-oriented companies. Growth companies are companies that the advisor believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the advisor’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

▪

Value Risk. From time to time, the Fund may invest in “value stocks.” The market may not agree with the advisor’s determination that a stock is undervalued, and the stock’s price may not increase to what the advisor believes is its full value. It may even decrease in value.

▪

Volatility Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of both rising and falling prices.

▪	Company Risk. In addition to general market volatility, the value of the Fund may decrease in response to the activities and prospects of an individual company in the Fund’s portfolio.
▪

Mid/Small Cap Risk. Small-cap companies and mid-cap companies have earnings and prospects that are more volatile than larger companies. These companies may experience higher failure rates than do larger companies. The trading volume of the securities of these companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

▪

Real Estate Investment Trusts. To the extent the Fund invests in companies that invest in real estate, such as REITs, the Fund may be subject to risk associated with the real estate market as a whole, such as taxation, regulations, and economic and political factors that negatively impact the real estate market, and with direct ownership of real estate, such as a decrease in real estate values, overbuilding, environmental liabilities and increases in operating costs, interest rates and/or property taxes.

▪

Interest Rate Risk. The Fund may fluctuate in value based upon changes in interest rates and market conditions. As interest rates rise, the value of the income-producing instruments may decrease. This risk is greater for long-term debt securities than for short-term debt securities.

▪

Credit Risk. The Fund is subject to credit risk, which is the possibility that an issuer of a security will become unable to meet its obligations. This risk is greater for securities that are rated below investment grade or that are unrated. Secured bank loans are generally the most senior of a company’s debt securities and are less susceptible to credit risk. With respect to dividends and in liquidation, company bonds generally rank below secured bank loans, but above preferred stocks, and equity investments are the last to be paid in the event of default.

▪

High Yield Securities Risk. The Fund may be subject to greater levels of price volatility as a result of investing in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) than funds that do not invest in such securities. Such bonds are rated below BBB/Baa because of the issuer’s lower ability to make principal and interest payments and, as a result, are considered predominantly speculative. An economic downturn, a period of rising interest rates or increased price volatility could adversely affect the market for these securities, and reduce the number of buyers should the Fund need to sell these securities (liquidity risk). Should an issuer declare bankruptcy, there may be potential for partial recovery of the value of the bonds, but the Fund could also lose its entire investment.

▪	Management Risk. The strategy used by the advisor may fail to produce the intended results, and you could lose money.
▪

Non-Diversification Risk. An investment in a non-diversified fund entails greater price risk than an investment in a diversified fund. As a non-diversified fund, the Fund’s portfolio may at times focus on a limited number of companies. The Fund will be subject to substantially more investment risk and potential for volatility than a diversified fund because the poor performance of an individual security in the Fund’s portfolio will have a greater negative impact on the Fund’s performance than if the Fund’s assets were diversified among a larger number of portfolio securities.

▪

Investment Company Securities. The Fund will invest in other investment companies, including money market funds and ETFs. The Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company or ETF. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative.

▪

Foreign Securities Risk. When the Fund invests in foreign securities (including sovereign debt), it will be subject to additional risks not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.

▪

Emerging Market Risk. When the Fund invests in securities of issuers located in foreign emerging markets, it will be subject to additional risks that may be different from, or greater than, risks of investing in securities of issuers based in foreign, developed countries. These risks include illiquidity, significant price volatility, restrictions on foreign investment or repatriation, possible nationalization of investment income and capital, currency declines, and inflation (including rapid fluctuations in inflation rates).

▪

Bank Loan Risk. The liquidity of bank loans, including the volume and frequency of secondary market trading on such loans, may vary over time. For example, if the credit quality of a bank loan unexpectedly declines, secondary market trading on that loan can decline. The Fund will invest and/or continue to hold interests in bank loans only to the extent that they are deemed liquid by the advisor. Bank loans are also subject to prepayment risk. Prepayment risk occurs when the underlying borrower on the loan is permitted to repay the loan principal prior to maturity. Securities subject to prepayment risk can offer less potential for gain when the credit quality of the issuer improves. Bank loans are generally secured by specific collateral of the borrowers in the event of bankruptcy or other financial distress. However, as the holder of a participation interest, the Fund may not have the right to directly claim against the collateral, and even if it does, the collateral can be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligations of the borrower. As a result, the Fund may not be adequately protected by collateral that secures the underlying bank loan.

          As with any mutual fund investment, an investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. In addition, the Fund is not a complete investment program~~; the~~. The Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be a suitable investment for:

•	Investors who want exposure to a broad range of asset classes within the convenience of a single fund.
•	Investors who want to hire a professional to shift their assets between different types of investments as market conditions change.
•	Investors willing to accept price fluctuations.
•	Investors who can tolerate the risks associated with equities, REITs and fixed income securities.
•	Long-term investors seeking growth from capital appreciation, dividends and interest.

How the Fund has Performed

The bar chart below and performance table on the next page show the historical variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The performance table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.

1 On August 31, 2004, the Fund acquired the assets and liabilities of the IMS Strategic Allocation Fund, a series of AmeriPrime Funds (the "Predecessor Fund") and, as a result, the bar chart shows changes in the performance of the Fund and the Predecessor Fund since their inception.

2 The Fund’s year-to-date return as of June 30, ~~2007~~2008 was ~~6.38~~-8.73%.

During the period shown, the highest return for a quarter was 16.43% (2nd quarter, 2003); and the lowest return was -7.09% (1st quarter, 2005).

Average Annual Total Returns for the periods ended 12/31/~~06~~07

	One Year	Five Years	Since Inception[1]
IMS Strategic Allocation Fund
Return Before Taxes	~~11.95~~1.59%	9.14%	~~9.75~~8.12%
Return After Taxes on Distributions ²	~~11.30~~-0.26%	8.20%	~~9.09~~7.21%
Return After Taxes on Distributions and Sale of Fund Shares ²	~~7.55~~2.08%	7.58%	~~8.11~~6.70%
Dow Jones U.S. Moderate Relative Risk Index[3] (reflects no deduction for fees, expenses, or taxes)	~~10.18~~4.87%	11.06%	~~12.57~~11.03%
Lipper Balanced Fund Category[3]	~~10.72~~5.93%	9.62%	~~10.20~~9.15%

1 Inception of the Predecessor Fund, November 5, 2002

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

3 The Dow Jones U.S. Moderate Relative Risk Index represents a diversified portfolio of U.S. stocks, bonds and cash, and seeks to capture 60% of the risk of the stock market. The Index assumes reinvestment of all distributions. Although the stock, bond and cash allocations will be approximately 60/35/5, they will vary from month to month based on the risk and correlation of the three asset classes. The Index’s equity allocation is weighted equally among six Dow Jones stock indexes (Large-Cap Growth, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Growth, Small-Cap Value). The Index’s fixed income allocation is equally weighted among three Lehman Brothers bond indexes: Government Bond, Corporate Bond and Mortgage Bond. The Index’s cash allocation is represented by the Lehman Brothers U.S. Treasury Bills: 1-3 Months Index. The Lipper Balanced Fund Category measures the performance of funds whose primary objective is to conserve principal by maintaining balanced portfolios of both stocks and bonds. While not a broad-based index, the Lipper Balanced Fund Category still is representative of a broader market and range of securities than are found in the Fund’s portfolio.

FEES AND EXPENSES OF INVESTING IN THE FUNDS

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees	Capital Value Fund	Strategic Income Fund	Strategic Allocation Fund
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases	NONE	NONE	NONE
Maximum Deferred Sales Charge (load)	NONE	NONE	NONE
Redemption Fee[1]	0.50%	0.50%	0.50%

Annual Fund Operating Expenses	Capital Value Fund	Strategic Income Fund	Strategic Allocation Fund
(expenses deducted from Fund assets)
Management Fees~~[2]~~	1.21%	1.26%	1.26%
Distribution (12b-1) Fees	NONE	NONE	NONE
Other Expenses	~~0.26~~0.30%	0.33%	~~0.66~~0.63%
Fees and Expenses of Acquired Funds~~[3]~~[2]	0.01%	0.02%	~~0.22~~0.30%
Total Annual Fund Operating Expenses~~[4]~~	~~1.48~~1.52%	1.61%	~~2.14~~2.19%

1 The Funds are intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, each Fund charges a 0.50% short-term redemption fee on shares redeemed within 90 calendar days of purchase. No redemption fee is imposed on shares redeemed after the 90 calendar day period. A wire transfer fee of $15 is charged to defray custodian charges for redemptions paid by wire transfer. This fee is subject to change.

2~~Effective as of August 31, 2007, the advisor contractually agreed to reduce its management fee for the Capital Value Fund from 1.26% to 1.21%. As a result, the Capital Value Fund’s expenses in the table have been restated to account for the reduced management fee. 3~~Fees and Expenses of Acquired Funds represent the pro rata expense indirectly incurred by a Fund as a result of investing in money market funds or other investment companies that have their own expenses. Acquired Fund Fees and Expenses are not used to calculate a Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. Without the Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be ~~1.47~~1.51% for the Capital Value Fund; 1.59% for the Strategic Income Fund and ~~1.92~~1.89% for the Strategic Allocation Fund.

~~4The advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses with respect to the Strategic Income Fund and the Strategic Allocation Fund so that each of these Fund’s annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as fees and expenses of acquired funds), do not exceed 1.96% of the Fund’s average daily net assets. The contractual agreement with respect to each Fund is in effect through August 31, 2008. Any waiver or reimbursement of operating expenses by the advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which such waiver or reimbursement occurs, if the Fund is able to make the payment without exceeding the above-described expense limitations.~~

Example:

The example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained at the rates described above for the entire period (except for the reimbursements reflected in the first year). The example also assumes that you initially invest $10,000, earn 5% total annual return and reinvest all dividends and distributions, and sell all of your shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

	Capital Value Fund	Strategic Income Fund	Strategic Allocation Fund
1 Year	$~~151~~160	$~~164~~169	$~~217~~230
3 Years	$~~468~~495	$~~508~~524	$~~670~~709
5 Years	$~~808~~854	$~~876~~903	$~~1,149~~1,214
10 Years	$~~1,768~~1,864	$~~1,911~~1,966	$~~2,472~~2,600

              HOW TO BUY SHARES            To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account with us, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

Initial Purchase

The minimum initial investment in each Fund is $5,000 ($2,000 for Coverdell Savings Accounts and UGMAs). The advisor may waive these minimums at its discretion, including for accounts participating in an automatic investment program. Each Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment~~.~~, however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Funds, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary. If you are a trust, you must also complete and return a Trust Certification form, which is available by calling Shareholder Services at (800) 934-5550, or from the advisor’s website at www.imscapital.com.

By Mail

You may make your initial investment by following these steps:

o	Complete and sign the investment application form that accompanies this prospectus;
o	Draft a check (subject to the minimum amounts) made payable to IMS Funds; and
o	Mail the application and check to:

U.S. Mail: IMS FUNDS c/o Unified Fund Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110	Overnight: IMS FUNDS c/o Unified Fund Services, Inc. ~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300 Indianapolis, Indiana ~~46204~~46208

By Wire

          You may also purchase shares of the Funds by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, please call Shareholder Services at (800) 934-5550 to obtain instructions on how to set up your account.

To complete your initial purchase by wire, you must provide a signed application to the Funds’ transfer agent, Unified Fund Services, Inc., at the address shown above. Wire orders will be accepted only on a day on which the Funds, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. The purchase price per share will be the net asset value next determined after the wire purchase is received by the applicable Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Additional Investments

Minimum subsequent investments are $100, which may be waived at the advisor’s discretion. You may purchase additional shares of the Funds (subject to minimum investment requirements) at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

- your name - your account number(s)	- the name on your account(s) - a check made payable to IMS Funds

Checks should be sent to the IMS Funds at the address listed under the heading “Initial Purchase – By Mail.” Please designate the Fund(s) in which you are investing. To send a bank wire, follow the instructions outlined under the heading “Initial Purchase -- By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in the Funds with an Automatic Investment Plan by completing the appropriate form, including a voided personal check and mailing to Unified Fund Services, the Funds’ transfer agent. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax-Sheltered Retirement Plans

~~Since the Funds are oriented to longer-term investments,~~Shares of the Funds may be an appropriate investment medium for tax-sheltered retirement plans, including individual retirement plans (“IRAs”), simplified employee pensions (SEPs), 401(k) plans, qualified corporate pension and profit-sharing plans (for employees), tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations) and other qualified retirement plans. You should contact Shareholder Services at (800) 934-5550 for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. As a benefit to shareholders, the advisor currently voluntarily pays, and expects to pay, all custodian fees for IRAs invested in the IMS Funds. However, the advisor is not obligated to pay such fees and, as a result, there is no guarantee that it will continue to do so in the future.

Other Purchase Information

The Funds may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds. Checks must be made payable to the Funds. The Funds and their servicing agent reserve the right to refuse any specific purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). ~~Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.~~

         Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept purchase and sell orders on its behalf. Each Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

                HOW TO EXCHANGE SHARES

You may exchange your shares of one IMS Fund for shares of another IMS Fund. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. You may call Shareholder Services at (800) 934-5550 to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the address listed in the “How to Buy Shares” section. Requests for exchanges received prior to close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will be processed based on the next determined net asset value (“NAV”) as of the close of business on the same day.

          An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long-term or short-term capital gain or loss on the shares sold.

          Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. It is your responsibility to obtain and read the prospectus of the Fund in which shares are being purchased before you make an exchange. The Funds reserve the right to terminate or modify the exchange privilege at any time.

        HOW TO REDEEM SHARES

You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodian charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - you may redeem any part of your account in the Funds at no charge by mail. Your request should be addressed to:

U.S. Mail: IMS FUNDS c/o Unified Fund Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110	Overnight: IMS FUNDS c/o Unified Fund Services, Inc. ~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300 Indianapolis, Indiana ~~46204~~46208

            Your request for a redemption must include your letter of instruction, including the Fund’s name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in proper form are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (800) 934-5550 if you have questions. At the discretion of the Funds or the Funds’ transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to ensure proper authorization.

By Telephone - you may redeem any part of your account (up to $100,000) in the Funds by calling Shareholder Services at (800) 934-5550. You must first complete the optional Telephone Redemption section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds or the transfer agent may terminate the telephone redemption and exchange procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Additional Information - If you are not certain of the requirements for a redemption, please call Shareholder Services at (800) 934-5550. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission), the Funds may suspend redemptions or postpone payment dates. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check.

Redemption proceeds sent by check by a Fund and not cashed within 180 days will be reinvested in the same Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

          Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of each Fund are also subject to involuntary redemption if the Board of Trustees determines it necessary to liquidate a Fund.In such event, the Board may close the Fund upon notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult a tax advisor.

          The Funds’ Policy on Market Timing. The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing each Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all shareholders of the Funds. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Funds. A 0.50% short-term redemption fee will be assessed by each Fund against investment proceeds withdrawn within 90 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, each Fund uses a “first-in, first-out” method to determine the 90-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

          If you invest in a Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee explained in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Funds’ advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

          While the Funds attempt to deter market timing, there is no assurance that each Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite a Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a ~~financial intermediary~~Financial Intermediary. Omnibus accounts typically provide each Fund with a net purchase or redemption request on any given day where purchasers~~of Fund shares~~ and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. Consequently, the Funds may not have knowledge of the identity of investors and their transactions. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that a Fund will be able to apply the fee to such accounts in an effective manner. Under a federal rule, the Funds are required to have an agreement with many of their ~~intermediaries~~Financial Intermediaries obligating the ~~intermediaries~~Intermediaries to provide, upon a Fund’s request, information regarding the ~~intermediaries~~Financial Intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even ~~if~~with such an agreement ~~is~~ in place. Certain ~~intermediaries~~Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

                DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the applicable Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business (the ~~Stock Exchange~~NYSE is closed on weekends, most federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

          ~~Each~~Securities held by each Fund~~’s assets~~ generally are valued at ~~their~~ market value. Short-term securities with maturities of 60 days or less are valued based on amortized cost. If market quotations are not readily available~~, or if an event occurs after the close of the trading market that materially affects the value~~or are deemed unreliable, the security will be valued ~~by the Fund’s advisor~~ at a fair value ~~(the amount which the Fund might reasonably expect to receive for the security upon its current sale) as~~ determined in good faith by the advisor~~according to~~, in accordance with policies and procedures ~~approved~~adopted by the Board of Trustees. Fair valuation also is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security.

        DIVIDENDS, DISTRIBUTIONS AND TAXES

           Dividends and Distributions. Each Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request. The Strategic Income Fund will distribute its net investment income and certain short-term capital gains monthly. The Value Fund and the Strategic Allocation Fund expect that their distributions will consist primarily of capital gains. The Strategic Income Fund expects that its distributions will consist primarily of income.

Taxes. Net investment income distributed by a Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income except as described in the table on the next page. Dividends normally will be distributed by the Capital Value and Allocation Funds on an annual basis. Dividends normally will be distributed by the Income Fund on a monthly basis.

The Funds typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss) to shareholders at least once a year, although the Strategic Income Fund may distribute certain short-term capital gains monthly. Capital gains are generated when a Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the applicable Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. Each Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks by a Fund which are not cashed within 180 days will be reinvested in the same Fund at the current day’s NAV. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund.

You may want to avoid making a substantial investment when a Fund is about to make its taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

          The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Sales of shares	Gains taxed at generally maximum 15%
(including redemptions) owned	on non-corporate taxpayers*
more than one year

Sales of shares	Gains are taxed at the same rate as ordinary
(including redemptions) owned	income; losses are subject to special rules
for one year or less

*For gains realized between May 6, 2003 and December 31, 2010.

      Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from the investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

              MANAGEMENT OF THE FUNDS

          IMS Capital Management, Inc., 8995 S.E. Otty Road, Portland, Oregon 97086, serves as investment advisor to the Funds. IMS Capital Management, Inc. is an independent investment advisory firm that has been managing equity and fixed income portfolios for a select group of clients since 1988. The advisor currently manages accounts for institutions, retirement plans, individuals, trusts and small businesses, both taxable and non-taxable.

For the fiscal year ended June 30, ~~2007, each Fund~~2008, the Capital Value Fund paid the advisor a management fee equal to 1.21% of the Fund’s average daily net assets, and the Strategic Income Fund and the Strategic Allocation Fund each paid the advisor a management fee equal to 1.26% of the Fund’s average daily net assets. ~~Effective as of August 31, 2007, the advisor’s management fee with respect to the Capital Value Fund has been reduced to 1.21% of the Fund’s average daily net assets.~~

~~The Advisor has~~During the fiscal year ended June 30, 2008, the advisor contractually agreed to waive all or a portion of its fees and/or reimburse expenses of the Strategic Income Fund and the Strategic Allocation Fund, but only to the extent necessary to maintain total operating expenses, excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and indirect expenses (such as Fees and Expenses of Acquired Funds), at 1.96% of each of these Fund’s average daily net assets~~, through August 31, 2008. During the fiscal year ended June 30, 2007, the Advisor also~~. The fee waiver/expense reimbursement agreement with respect to the Strategic Income Fund and the Strategic Allocation Fundexpired as of August 31, 2008. The advisor also previously had an agreement with respect to the Capital Value Fund to cap expenses at 1.48% to the extent average daily net assets were less than $200 million, and at 1.38% if average daily net assets exceeded $200 million. The fee waiver/expense reimbursement agreement for the Capital Value Fund expired as of August 31, 2007. Any waiver or reimbursement of operating expenses by the ~~Advisor (including waivers made with respect to the Capital Value Fund)~~ advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the related expense was incurred, provided the Fund is able to make the payment without exceeding the applicable expense limitation.~~For the fiscal year ended June 30, 2007, the advisor received $11,513 in repayment of prior fee waivers and/or expense reimbursements with respect to the Strategic Allocation Fund.~~

If you invest in an IMS Fund through an investment advisor, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the IMS Funds’ behalf. This fee may be based on the number of accounts or may be a percentage, currently up to 0.40% annually, of the average value of IMS Funds’ shareholder accounts for which the financial intermediary provides services. The IMS Funds may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the IMS Funds’ transfer agent or other service providers if the shares were purchased directly from the IMS Funds. To the extent that these fees are not paid by the IMS Funds, the advisor to the IMS Funds may pay a fee to financial intermediaries for such services.

To the extent that the advisor, not the IMS Funds, pays a fee to a financial intermediary for distribution or shareholder services, the advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the IMS Funds and the nature of the services provided by the financial intermediary. Although neither the IMS Funds nor the advisor pays for the IMS Funds to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the IMS Funds may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling IMS Funds’ shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.

The Funds’ annual report for the fiscal year ended June 30, ~~2007~~2008 contains information about the factors that the Board of Trustees considered in approving each Fund’s management agreement.

Portfolio Managers:

Carl. W. Marker. Mr. Marker has been primarily responsible for the management of each Fund (including its predecessor) since inception. Mr. Marker serves as ~~the sole~~ co-portfolio manager of the Capital Value Fund~~and~~, the Strategic Income Fund~~,~~ and~~he is co-portfolio manager of~~ the Strategic Allocation Fund. As co-portfolio manager of the ~~Strategic Allocation Fund~~Funds, Mr. Marker reviews, and has ultimate decision-making authority over, the ~~Fund’s~~Funds’ strategic decisions and investments. Mr. Marker has served as Chairman, President and primary portfolio manager of the advisor since 1988, and he began privately managing individual portfolios in 1981. Mr. Marker, who graduated from the University of Oregon, previously worked for ~~divisions of both General Motors and Mercedes-Benz~~Portland, Oregon-based Freightliner, a Daimler company, as a financial systems analyst before founding IMS Capital Management, Inc.

Arthur Nunes, CMT. Mr. Nunes joined the advisor as co-portfolio manager of the Strategic Allocation Fund in June 2003. Mr. Nunes is responsible for designing and implementing the investment strategy of the Strategic Allocation Fund, including making day-to-day investment decisions. Mr. Nunes has over ~~23~~24 years of experience providing portfolio management and financial advisory services. From March 1995 to May 2003, Mr. Nunes was employed as a portfolio manager with RBC Dain Rauscher. Mr. Nunes earned a Bachelor of Science degree from Ohio State University and the Chartered Market Technician designation in 2006.

Joseph M. Ledgerwood, CFA. Mr. Ledgerwood has been a co-portfolio manager for the Capital Value Fund since January 2008. As co-portfolio manager of the Fund, he is responsible for conducting stock research, generating investment ideas, and implementing the investment strategy of the Fund, including making day-to-day investment decisions, in each case subject to the approval and ultimate decision-making authority of Mr. Carl Marker. Since joining the advisor in May of 2002, Mr. Ledgerwood has been handling the research and trading activities associated with the IMS Funds, but has been focusing the majority of his time on equity research for the Capital Value Fund in the last two years. He currently serves as portfolio manager and senior equity analyst of the advisor. Prior to joining the advisor, Mr. Ledgerwood worked at the South Valley Bank in Klamath Falls, and at South Valley Wealth Management (formerly Elliot-Ledgerwood), a full-service brokerage firm, also in Klamath Falls. Mr. Ledgerwood graduated from the University of Portland in 2002, where he earned a Bachelor of Business Administration degree in Finance. He is a member of the Portland Society of Financial Analysts.

          Don A. Shute, CFA. Mr. Shute has been a co-portfolio manager for the Strategic Income Fund since January 2008. As co-portfolio manager of the Fund, he is responsible for conducting fixed income research, generating investment ideas, and implementing the investment strategy of the Fund, including making day-to-day investment decisions, in each case subject to the approval and ultimate decision-making authority of Mr. Carl Marker. Since joining the advisor in March of 2006, Mr. Shute has conducted research analysis and trading for the Strategic Income Fund. He currently serves as portfolio manager and senior fixed income analyst of the advisor. He previously worked as a portfolio manager-analyst at Bear Stearns Asset Management, GT Capital Management and at Wells Fargo Asset Management. In those positions he performed all aspects of fixed income analysis and portfolio management. Mr. Shute’s experience includes quantitative risk analysis and modeling, credit analysis and studying international markets. A member of the Portland Society of Financial Analysts, Mr. Shute has a Bachelor of Arts degree from the University of Illinois and a Master of Science degree from Utah State University.

          The Funds’ Statement of Additional Information provides additional information about the Funds’ portfolio managers, including each portfolio manager’s compensation, other accounts that they manage and their ownership of shares of the Funds.

                OTHER INVESTMENT INFORMATION

General

          Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, securities of no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective.

          The investment objective and strategies of each Fund may be changed without shareholder approval.

Income Trusts. Each Fund may invest in income trusts, including real estate investment trusts, business trusts and oil royalty trusts. Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unit holders. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date, and typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

          Real Estate Investment Trusts. A real estate investment trust (“REIT”) is an income trust that invests substantially all of its assets in interests in real estate. Equity REITs are those that purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. Real estate-related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

          Oil Royalty Trusts. Each Fund may invest in oil royalty trusts that are traded on the stock exchanges (including foreign stock exchanges). Oil royalty trusts pass on to unitholders the cash flow received from the sale of the oil and gas produced from the oil and gas reserves underlying the royalty trust, after certain deductions. As such, royalty trust distribution levels and unit prices are highly dependent on commodity prices, which can be highly volatile. Moreover, as the underlying oil and gas reserves are produced, the remaining reserves attributable to the trust are depleted. The ability of the trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions.

    Because they distribute the bulk of their cash flow to unitholders, oil royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or debt securities. Consequently, the trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity and reserve risk as well as operating risk. Hedging strategies utilized by these trusts can provide partial mitigation against commodity risk, while reserve risk can only be addressed through appropriate due diligence prior to investment. As with REITs, management plays a very important role in mitigating these inherent risks while maximizing value through prudent corporate and asset acquisitions and exploitation of existing reserves of oil and gas. When a Fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks, which are more fully described below.

          Business Trusts. A business trust is an income trust that invests primarily in entities whose principal business is in the manufacturing, service or general industrial sectors. One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the portfolio as they cover a broad range of industries and geographies, including public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing. Investments in business trusts are subject to risks related to the underlying operating companies controlled by such trusts. These risks will vary depending on the industries represented by the underlying investments.

Other Investment Companies

          Each Fund may invest in other investment companies, including mutual funds, money market funds and ETFs. Subject to the restrictions and limitations of the Investment Company Act of 1940, each Fund may elect to pursue its investment objectives either by investing directly in securities or by investing in one or more of these investment company vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

          ETFs in which a Fund may invest include S&P Depositary Receipts (“SPDRs”), S&P Sector SPDRs, iShares, streetTRACKS, HOLDRs and other security baskets. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. The price and dividend yield of SPDRs and S&P Sector SPDRs track the movement of the appropriate S&P index relatively closely. There are other exchange-traded funds, such as iShares and streetTRACKS, that own the stocks in various sector indexes. HOLDRs are a fixed basket of approximately twenty stocks of companies in a particular industry, sector or other group. These groups include biotech, business-to-business, internet, pharmaceutical, retail and telecommunications HOLDRs, among others.

          Each Fund may also invest in various sector exchange-traded funds such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, or Utilities Select Sector Index. Additionally, the Fund may invest in new exchange-traded shares as they become available.

          When a Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative.

Options

          Up to 10% of each Fund’s net assets may be invested in purchases of put and call options involving individual securities and market indexes. Each Fund may purchase put options and sell covered call options on equity securities and securities indexes, in an effort to capture gains from a decline in those securities and as a hedge against adverse market conditions. The advisor may use the purchase of call options or sale of covered put options as additional tools for participating in upward price movements.

          When a Fund buys a call option on a security or an index, it has the right to any appreciation in the value of the security or index over a fixed price (known as the exercise price) any time up to a certain date in the future (the “expiration date”). In return for this right, the Fund pays the current market price for the option (known as the option premium). If an increase in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid, the Fund will profit on the overall position. When a Fund writes (sells) a call option, the Fund receives the option premium, but will lose money if an increase in the value of the security or index causes the Fund’s costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. Each Fund will sell a call option only if the obligation taken on by the sale of the call is “covered,” either 1) by owning the underlying security or (for an option on a stock index) by holding a portfolio of securities substantially replicating the movement of the index, 2) by maintaining cash equal to the current market price of the security or index, 3) by owning another call option on the same underlying security or index with the same or a later expiration date and the same or a lower strike price, or 4) by owning another call option on the same underlying security or index with the same or a later expiration date and a higher strike price in addition to cash equal to the difference between the strike price of the sold call and the strike price of the purchased call.

          When a Fund buys a put option on a security or an index, it has the right to receive a payment based on any depreciation in the value of the security or index below the exercise price. The Fund will profit on the overall position if a decrease in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid. When a Fund writes (sells) put options, the Fund receives the option premium, but will lose money if a decrease in the value of the security or index causes the Fund’s costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. Each Fund will sell a put option only if the obligation taken on by the sale of the put is “covered,” either 1) by maintaining cash equal to the amount necessary to purchase the underlying security if exercised, 2) by owning another put option with the same or a later expiration date and the same or a higher strike price, or 3) by owning another put option with the same or a later expiration date and a lower strike price in addition to cash equal to the difference between the strike price of the sold put and the strike price of the purchased put.

Foreign Securities

          While each Fund emphasizes investments in securities traded on a U.S. exchange, each Fund may invest some of its assets in foreign-traded securities, including securities of issuers located in emerging markets. Foreign securities refer to securities of issuers, wherever organized, that, in the advisor’s judgment, have their principal business activities outside of the U.S. Investments in foreign securities involve different risks than U.S. investments, including potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. In addition, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). These currency movements may negatively impact the value of a Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.

          When a Fund invests in sovereign debt, it may be subject to the risk that remedies for issuer defaults may only be pursued in the courts of the defaulting sovereign issuer’s country. The Fund’s legal recourse will thereby be limited. In addition, political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, may be of considerable significance. Also, there may be a risk that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. These risks are magnified to the extent that the sovereign debt issuer is located in an emerging market.

          Investing in emerging markets imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

      Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; and unavailability of currency hedging techniques. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you better understand the financial performance of each Fund (and its Predecessor Fund). Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information ~~for the years ended June 30, 2004 through 2007~~ has been audited by Cohen Fund Audit Services, Ltd., the independent registered public accounting firm of the Funds, whose report, along with each Fund’s financial statements, is included in each Fund’s annual report, which is available upon request without charge. ~~Information for all other years was audited by the Funds’ previous auditors.~~

	IMS Capital Value Fund

	Financial Highlights
	For a Fund share outstanding throughout the period

	Year ended	Year ended	Year ended	Year ended	Year ended
	June 30, 2008	June 30, 2007	June 30, 2006	June 30, 2005	June 30, 2004

Selected Per Share Data
Net asset value, beginning of period	$ 22.83	$19.73	$18.50	$ 17.95	$14.05
Income from investment operations
Net investment income (loss)	(0.02)	(0.02)	(0.02)	(0.06)	(0.10) (a)
Net realized and unrealized gain (loss) on investments	(3.62)	3.79	2.33	1.58	4.48
Total from investment operations	(3.64)	3.77	2.31	1.52	4.38

Less Distributions to shareholders:
From net realized gain	(0.93)	(0.67)	(1.08)	(0.97)	(0.48)
Total distributions	(0.93)	(0.67)	(1.08)	(0.97)	(0.48)

Paid in capital from redemption fees (b)	-	-	-	-	-

Net asset value, end of period	$18.26	$22.83	$19.73	$ 18.50	$17.95

Total Return (c)	-16.18%	19.53%	12.72%	8.66%	31.46%

Ratios and Supplemental Data
Net assets, end of period (000)	$134,805	$193,243	$165,562	$ 91,373	$88,475
Ratio of expenses to average net assets	1.51%(d)	1.48%	1.48%	1.50%	1.59%
Ratio of expenses to average net assets
before waiver & reimbursement	1.51%	1.52%	1.52%	1.62%	1.60%
Ratio of net investment income (loss) to
average net assets	(0.11)%	(0.07)%	(0.13)%	(0.37)%	(0.60)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(0.11)%	(0.11)%	(0.17)%	(0.49)%	(0.61)%
Portfolio turnover rate	45.94%	12.45%	28.98%	32.63%	46.69%

(a) Net investment income (loss) per share is based on average shares outstanding during the year.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) On August 31, 2007 the expense limitation agreement between the Fund and the Advisor expired.
Effective September 1, 2007 the Fund no longer has an expense limitation.

	IMS Strategic Income Fund

	Financial Highlights
	For a Fund share outstanding throughout the period

	Year ended	Year ended	Year ended		Year ended	Period ended
	June 30, 2008	June 30, 2007	June 30, 2006		June 30, 2005	June 30, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$11.44	$10.63	$10.36		$10.50	$11.10
Income from investment operations
Net investment income	0.88	0.80	0.68		0.71	0.60
Net realized and unrealized gain (loss) on investments	(2.32)	0.83	0.31		0.25	(0.56)
Total from investment operations	(1.44)	1.63	0.99		0.96	0.04

Less Distributions to shareholders:
From net investment income	(0.89)	(0.77)	(0.72)		(0.69)	(0.62)
From net realized gain	(0.23)	(0.05)	-	(b)	(0.41)	(0.02)
Total distributions	(1.12)	(0.82)	(0.72)		(1.10)	(0.64)

Paid in capital from redemption fees (c)	-	-	-		-	-

Net asset value, end of period	$ 8.88	$ 11.44	$10.63		$10.36	$10.50

Total Return (d)	-13.33%	15.78%	9.90%		9.35%	0.33%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$81,981	$106,151	$67,911		$64,012	$ 51,334
Ratio of expenses to average net assets	1.59%	1.59%	1.57%		1.64%	1.63%	(f)
Ratio of expenses to average net assets
before waiver & reimbursement	1.59%	1.59%	1.57%		1.64%	1.63%	(f)
Ratio of net investment income to
average net assets	8.76%	7.20%	6.69%		6.83%	6.52%	(f)
Ratio of net investment income to
average net assets before waiver & reimbursement	8.76%	7.20%	6.69%		6.83%	6.52%	(f)
Portfolio turnover rate	53.00%	135.38%	90.14%		110.64%	163.53%

(a) For the period September 1, 2003 to June 30, 2004. The Fund elected to change its fiscal year end to June 30.
(b) Capital gains distributed amounted to less than $0.005 per share.
(c) Redemption fees resulted in less than $0.005 per share in each period.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.

	IMS Strategic Allocation Fund

	Financial Highlights
	For a Fund share outstanding throughout the period

	Year ended	Year ended	Year ended	Year ended	Year ended
	June 30, 2008	June 30, 2007	June 30, 2006	June 30, 2005	June 30, 2004

Selected Per Share Data
Net asset value, beginning of period	$ 14.33	$ 12.67	$ 12.29	$ 12.30	$ 10.56
Income from investment operations
Net investment income (loss)	0.25	0.24	0.12	(0.05)	(0.15)	(a)
Net realized and unrealized gain on investments	(1.98)	1.76	0.64	0.35	2.00
Total from investment operations	(1.73)	2.00	0.76	0.30	1.85

Less Distributions to shareholders:
From net investment income	(0.23)	(0.14)	(0.09)	-	-
From net realized gain	(1.08)	(0.20)	(0.21)	(0.31)	(0.11)
From return of capital	-	-	(0.08)	-	-
Total distributions	(1.31)	(0.34)	(0.38)	(0.31)	(0.11)

Paid in capital from redemption fees (b)	-	-	-	-	-

Net asset value, end of period	$ 11.29	$ 14.33	$ 12.67	$ 12.29	$ 12.30

Total Return (c)	-12.84%	16.00%	6.23%	2.37%	17.60%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 18,123	$ 20,153	$ 19,925	$ 23,242	$ 20,212
Ratio of expenses to average net assets	1.89%	1.92%	1.96%	1.96%	1.96%
Ratio of expenses to average net assets
before waiver & reimbursement	1.89%	1.92%	1.96%	1.96%	2.19%
Ratio of net investment income (loss) to
average net assets	2.08%	1.75%	1.00%	(0.48)%	(1.25)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	2.08%	1.75%	1.00%	(0.48)%	(1.48)%
Portfolio turnover rate	59.66%	54.62%	55.15%	90.75%	146.64%

(a) Net investment loss per share is based on average shares outstanding during the period.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

PRIVACY POLICY

The following is a description of the IMS Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Funds Collect

The Funds collect the following nonpublic personal information about you:

▪

Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

▪

Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Funds Disclose

The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security

The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information

The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

        FOR MORE INFORMATION

You can find additional information about the IMS Funds in the following documents:

Annual and Semi Annual Reports: While the Prospectus describes the Funds’ potential investments, the Annual and Semi Annual Reports detail the Funds’ actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The Statement of Additional Information (“SAI”) supplements the Prospectus and contains detailed information about each Fund and its investment restrictions, risks and policies and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current Annual and Semi Annual Reports, as well as the Prospectus and SAI, by contacting Shareholder Services at (800) 934-5550. You may also request other information about the Funds and make shareholder inquiries. Alternatively, the Funds’ SAI and Annual and Semi Annual reports are available, free of charge, at the advisor’s Internet site at www.imscapital.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

IMS Family of Funds

Prospectus

INVESTMENT ADVISOR

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, Oregon 97086

~~Unified Financial Securities, Inc.~~

~~431 N. Pennsylvania Street~~

~~Indianapolis, Indiana 46204~~

Foreside Distribution Services, LP

690 Taylor Road, Suite 150

Gahanna, Ohio 43230

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint ~~Pkwy.~~Parkway, Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, Missouri 63101

LEGAL COUNSEL TO THE

INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, Ohio 45202

CUSTODIAN

Huntington National Bank

41 ~~South~~S. High ~~St.~~Street

Columbus, Ohio 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

~~431~~2960 N. ~~Pennsylvania~~Meridian Street, Suite 300

IMS CAPITAL VALUE FUND

IMS STRATEGIC INCOME FUND

IMS STRATEGIC ALLOCATION FUND

STATEMENT OF ADDITIONAL INFORMATION

August 31, ~~2007~~2008

     This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus (the “Prospectus”) of the IMS Funds dated August 31, ~~2007.~~2008. This SAI incorporates by reference the IMS Family of Funds’ Annual Report to Shareholders for the fiscal year ended June 30, ~~2007~~2008 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the Funds’ Transfer Agent at Unified Fund Services, Inc., ~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300, Indianapolis, Indiana ~~46204,~~46208, or by calling Shareholder Services at (800) 934-5550.

PAGE

DESCRIPTION OF THE TRUST AND FUNDS	2
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	16
INVESTMENT ADVISOR	19
TRUSTEES AND OFFICERS	~~22~~23
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	~~25~~26
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	~~26~~27
PORTFOLIO TURNOVER	~~27~~28
PORTFOLIO TRANSACTIONS AND BROKERAGE	~~27~~28
DISCLOSURE OF PORTFOLIO HOLDINGS	29
DETERMINATION OF NET ASSET VALUE	~~30~~31
REDEMPTION IN-KIND	~~31~~32
STATUS AND TAXATION OF THE FUNDS	32
CUSTODIAN	34
FUND SERVICES	~~34~~35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	~~35~~36
DISTRIBUTOR	~~35~~36
PROXY VOTING POLICIES	36
FINANCIAL STATEMENTS	37

DESCRIPTION OF THE TRUST AND FUNDS

          IMS Capital Value Fund (the “Value Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 6, 2004. IMS Strategic Allocation Fund (the “Strategic Allocation Fund”) and IMS Strategic Income Fund (the “Strategic Income Fund” and collectively with the Value Fund and the Strategic Allocation Fund, the “Funds”) were organized as non-diversified series of the Trust on June 6, 2004. Each of the Value Fund, Strategic Allocation Fund and Strategic Income Fund acquired all the assets of the IMS Capital Value Fund, the IMS Strategic Allocation Fund and the IMS Strategic Income Fund, respectively, each a series of AmeriPrime Funds, on August 31, 2004 (each a “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund to the Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996. The Predecessor Fund to each of the Strategic Allocation Fund and the Strategic Income Fund was organized on September 30, 2002 and commenced operations on November 5, 2002. The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The Funds’ advisor is IMS Capital Management, Inc. (the “Advisor”).

          The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Funds and the Transfer Agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. Each Fund may offer additional classes of shares in the future. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

          Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Funds have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. Each share of a Fund is subject to involuntary redemption if the Trustees determine to liquidate the Fund. In such event, the Board may close a Fund upon notice to shareholders but without having to obtain approval from its shareholders. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

          For information concerning the purchase and redemption of shares of the Funds, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ Prospectus. For a description of the methods used to determine the share price and value of the Funds’ assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and in this SAI.

          Each Fund may authorize one or more brokers and other intermediaries to receive, on its behalf, purchase and redemption orders. Such brokers would be permitted to designate other intermediaries to receive purchase and redemption orders on behalf of such Fund. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the applicable Fund’s net asset value next computed after the orders are received by an authorized broker or broker’s authorized designee, and accepted by the Fund.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

          This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use.

          A.        Equity Securities. Equity securities include common stock, American Depositary Receipts (ADRs), preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Value Fund may invest up to 5% of its net assets at the time of purchase in convertible preferred stock, convertible debentures, rights or warrants. The Value Fund reserves the right to invest in foreign stocks, through the purchase of American Depositary Receipts, provided the companies have substantial operations in the U.S. and do not exceed 5% of the Fund’s net assets. The Strategic Allocation Fund may invest up to 10% of its assets in ADRs.

                      Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. The Advisor expects that generally the preferred stocks in which a Fund invests will be rated at least BBB by Standard & Poor’s Ratings Group (“S&P”) or Baa by Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of the Advisor.

          Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities. Rights are similar to warrants, but normally have shorter durations.

          B.        Investment in Other Investment Companies. Each Fund may invest in other investment companies, including mutual funds, money market funds and ETFs. Subject to the restrictions and limitations of the Investment Company Act of 1940, each Fund may elect to pursue its investment objectives either by investing directly in securities, or by investing indirectly in securities through investments in one or more of these investment company vehicles that invest in securities that the Fund may purchase.

                      ETFs in which a Fund may invest include SPDRs (S&P Depositary Receipts, known as “Spiders”), DIAMONDS, QQQQs and a number of other exchange-traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and Vanguard ETFs. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, each Fund may invest in new exchange-traded shares as they become available.

                      When a Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative.

          C.        American Depositary Receipts. American Depositary Receipts are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. To the extent that a Fund invests in foreign securities, such investments may be subject to special risks, which are more fully described below.

          D.        Options. Each Fund may purchase and sell put and call options involving individual securities and market indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. Options are traded on organized exchanges and in the over-the-counter market.

                      The purchase of options involves certain risks. The purchase of options typically will limit a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were effected directly.

                      Each Fund may write (sell) covered call options on common stocks in the Fund’s portfolio. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. A Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. The Funds will only engage in exchange-traded options transactions.

                      Each Fund may write (sell) put options, including “out of the money” put options. When a Fund writes (sells) put options, the Fund receives the option premium, but will lose money if a decrease in the value of the security or index causes the Fund’s costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. Each Fund will sell a put option only if the obligation taken on by the sale of the put is “covered,” either 1) by maintaining a cash reserve or an investment in a money market fund equal to the amount necessary to purchase the underlying security if exercised, 2) by owning another put option with the same or a later expiration date and the same or a higher strike price, or 3) by owning another put option with the same or a later expiration date and a lower strike price in addition to cash equal to the difference between the strike price of the sold put and the strike price of the purchased put.

          E.        Loans of Portfolio Securities. The Funds may make short and long term loans of portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

          F.        Repurchase Agreements. The Funds may invest in repurchase agreements fully collateralized by U.S. Government obligations. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government (“U.S. Government Obligations”) (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with Huntington National Bank (the Funds’ custodian), other banks with assets of $1 billion or more, and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which each Fund engages in repurchase transactions.

          G.        Fixed Income Securities. Although the Value Fund intends to invest primarily in U.S. common stocks, the Advisor reserves the right, during periods of unusually high interest rates or unusual market conditions, to invest in fixed income securities for preservation of capital, total return and capital gain purposes, if the Advisor believes that such a position would best serve the Fund’s investment objective. The Strategic Allocation Fund may invest up to 70% of its assets in fixed income securities, and the Strategic Income Fund will invest primarily in fixed income securities. Fixed income securities include corporate debt securities, U.S. government securities and participation interests in such securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

                      Corporate Debt Securities - Each Fund may invest in corporate debt securities. These are bonds, notes, debentures and investment certificates issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper, which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Advisor considers corporate debt securities to be of investment-grade quality if they are rated BBB or higher by Standard & Poor’s Corporation (“S&P”) or Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

                      Reverse Convertible Notes - Each Fund may invest in reverse convertible notes. Reverse convertible notes are short-term notes (i.e., with maturities of 1 year or less) that are linked to individual equity securities or broad market indices (e.g., the Nasdaq 100, S&P 500, etc), and which make regular interest payments, but also have a put option attached which is exercisable only if the price of the related equity security drops below a stated price. Reverse convertible notes offer limited protection against falling prices in the equity security to which they are linked by allowing for price decreases up to a predetermined amount while still providing a return of principal at maturity. At maturity, the investor has the option of receiving the amount of the principal, or a fixed number of the linked security if the security closed below the limit price at any time from the valuation date to the settlement date (the valuation date is typically four days prior to the settlement date). Reverse convertible notes are subject to similar risks as those of the linked equity securities, such as the risk that the price of the related security may fall significantly, causing the value of the note to drop. In addition, reverse convertible notes typically do not have the same price appreciation potential as the linked securities because, at maturity, the value of the note may not appreciate above the initial principal amount. If a reverse convertible note is sold prior to maturity, the redemption price may be less than the original investment amount.

                      High Yield Debt Securities (“Junk Bonds”) - Each Fund may invest in securities that are below investment grade. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns. An economic downturn could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.

                      The prices of high yield securities have been found to be more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security owned by a Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Fund’s net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash. High yield securities also present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

                      In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on a Fund’s ability to accurately value high yield securities and the Fund’s assets and on the Fund’s ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market.

                      There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. For example, each Fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Also, the shareholders are taxed on this interest even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

                      Municipal Securities - Each Fund may invest in municipal securities. These are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short term capital needs and have maturities of one year or less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. Each Fund may invest in other municipal securities such as variable rate demand instruments.

                      The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are backed by the issuer’s full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

                      The Advisor considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody’s, or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Funds may invest in securities rated below investment grade.

                      U.S. Government Securities - Each Fund may invest inU.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association (FNMA) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

                      Mortgage-Backed Securities - Each Fund may invest in mortgage-backed securities. These securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

                      Collateralized Mortgage Obligations (CMOs) - Each Fund may invest in CMOs. CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity that issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses.

                      Zero Coupon and Pay in Kind Bonds - Corporate debt securities and municipal obligations include so-called “zero coupon” bonds and “pay-in-kind” bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Each Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, a Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, a Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

                      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

                      Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. No Fund will invest more than 5% of its net assets in pay-in-kind bonds.

                      Financial Service Industry Obligations - Financial service industry obligations include among others, the following:

                      (1)       Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

                      (2)       Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

                      Asset-Backed and Receivable-Backed Securities - The Strategic Income Fund may invest in asset-backed securities. These securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments that shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. The Strategic Income Fund will not invest more than 5% of its net assets in asset-backed or receivable-backed securities.

                      Rule 144A Securities – Subject to Board oversight, each Fund may invest in Rule 144A securities that the Advisor determines to be liquid. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid for purposes of the Funds’ illiquid securities policy, which prohibits any Fund from investing in illiquid securities, if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Advisor in accordance with the requirements established by the Trust. In determining the liquidity of such securities, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

H.	Foreign Securities.

                      General – Each Fund may invest in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

                   Decreases in the value of currencies of the foreign countries in which a Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

                      Sovereign Debt – Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

                      Emerging Markets Securities.Each Fund may purchase securities of issuers located in emerging market countries and, as such, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular issuer.

                      Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.                       Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

          I.         Income Trusts.Each Fund may invest in income trusts, including real estate investment trusts, business trusts and oil royalty trusts. Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unit holders. The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

                       Real Estate Investment Trusts. Each Fund may invest in real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. In addition, REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

                      Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. It is anticipated that the number of businesses constituted or reorganized as income trusts will increase significantly in the future. Conversion to the income trust structure is attractive to many existing mature businesses with relatively high, stable cash flows and low capital expenditure requirements, due to tax efficiency and investor demand for high-yielding equity securities. One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the portfolio as they cover a broad range of industries and geographies, including public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing. Each business represented is typically characterized by long life assets or businesses that have exhibited a high degree of stability. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.

                      Oil Royalty Trusts. A royalty trust typically controls an operating company which purchases oil and gas properties using the trust’s capital. The royalty trust then receives royalties and/or interest payments from its operating company, and distributes them as income to its unit holders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.

                      Each Fund may invest in oil royalty trusts that are traded on the stock exchanges. Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

                      The operations and financial condition of oil royalty trusts, and the amount of distributions or dividends paid on their securities is dependent on the oil prices. Prices for commodities vary and are determined by supply and demand factors, including weather, and general economic and political conditions. A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the trusts. Such trusts are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future. The Advisor expects that the combination of global demand growth and depleting reserves, together with current geopolitical instability, will continue to support strong crude oil prices over the long term. However, there is no guarantee that these prices will not decline. Declining crude oil prices may cause a Fund to incur losses on its investments. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.

                      Moreover, as the underlying oil and gas reserves are produced the remaining reserves attributable to the royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty trusts have demonstrated consistent positive reserve growth year-over-year and, as such, certain royalty trusts have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago. Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions.

                      When a Fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks which are more fully described above.

          J.         Bank Loans.Bank loans are typically originated, negotiated and structured by a U.S. commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the bank loan on behalf of the other Loan Investors in the syndicate. Each Fund may invest in bank loans that are structured as senior floating rate debt securities, or loan participation interests.

                      Loan participation interests primarily take the form of assignments purchased in the primary or secondary market from the Loan Investors. Loan participation interests typically will result in a Fund having a contractual relationship only with the Loan Investor, not with the underlying borrower. As a result, the Fund will receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the participation interest and, usually, only upon receipt by such Loan Investor of payments from the underlying borrower. A Fund generally will have no right to enforce compliance by the underlying borrower with the terms of the loan agreement, nor any rights with respect to any amounts acquired by other Loan Investors through set-offs against the borrower. Therefore, the Fund will not directly benefit from any collateral that supports the underlying loan. As a result, the Fund may assume the credit risk of both the underlying borrower and the Loan Investor selling the loan participation interest. A Fund may also be limited with respect to its right as the holder of a loan participation interest to vote on certain changes which may be made to the underlying loan agreement, such as waiving a breach of a covenant by the borrow. However, as the holder of a loan participation interest, the Fund will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

                       In the process of buying, selling and holding bank loans (whether structured as participation interests or as floating rate debt securities), a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a bank loan it may receive a facility fee and when it sells a bank loan it may pay a facility fee. On an ongoing basis, the Fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a bank loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a bank loan by the borrower.

                      Each Fund will be subject to the risk that collateral securing a bank loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the bank loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate a Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. In addition, if the Loan Investor from whom a Fund purchased a loan participation interest is involved in a bankruptcy proceeding, the Fund may be treated as a general creditor of such Loan Investor even if the underlying loan itself is secured. If a Fund’s interest in loan collateral is invalidated or if the Fund is subordinated to other debt of a borrower or a Loan Investor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the investment.

                      To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of bank loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of bank loans.

                      From time to time the Advisor and/or its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in bank loans to or acquire them from a Fund or may be intermediate participants with respect to bank loans in which a Fund owns interests. Such banks may also act as Agents for bank loans held by a Fund.

                      Each Fund will only acquire loan participation interests if the borrower and/or Loan Investor selling the interests, and any other persons interpositioned between the Fund and the borrower or Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (i.e., BBB or A-3 by S&P or Baa or P-3 or higher by Moody’s”) or comparably rated by another nationally recognized rating agency, or determined by the Advisor to be of comparable quality.

INVESTMENT LIMITATIONS

          Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

          1.         Borrowing Money. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, which will not be considered as borrowings provided they are fully collateralized.

          2.         Senior Securities. Each Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this SAI.

          3.         Underwriting. Each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

          4.         Real Estate. Each Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that have a significant portion of their assets in real estate.

          5.         Commodities. Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

          6.         Loans. Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

          7.         Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

          8.         Diversification. With respect to the Value Fund, the Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

                      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

                      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

          Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

          1.         Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of a Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

          2.         Borrowing. A Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Funds will not invest in reverse repurchase agreements.

          3.         Margin Purchases. The Funds will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options and other permitted investments and techniques.

4.	Short Sales. The Funds will not effect short sales.

          5.         Options. The Funds will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and this SAI.

          6.         Illiquid Investments. The Funds may not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

          7.         80% Investment Policy. Under normal circumstances, at least 80% of the Strategic Income Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in income producing securities including fixed income securities and dividend paying equity securities. The Fund will not change its policy unless the Fund’s shareholders are provided with at least 60 days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communication to the Fund’s shareholders.

INVESTMENT ADVISOR

          The Funds’ investment advisor is IMS Capital Management, Inc. (the “Advisor”), 8995 S.E. Otty Road, Portland, Oregon 97086. Carl W. Marker may be deemed to be a controlling person of the Advisor due to his ownership of the shares of the corporation.

Under the terms of the management agreements (the “Agreements”), the Advisor manages each Fund’s investments subject to oversight by the Board of Trustees. As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at the following annual rate of the average daily net assets of the Fund: 1.21% for the Capital Value Fund, and 1.26% for the Strategic Allocation Fund and Strategic Income Fund. ~~Prior to September 1, 2007, the Advisor received a fee at the annual rate of 1.26% from the Capital Value Fund.~~

~~The~~During the fiscal year ended June 30, 2008, the Advisor~~has~~ contractually agreed to waive all or a portion of its fees and/or reimburse expenses of the Strategic Income Fund and the Strategic Allocation Fund, but only to the extent necessary to maintain total operating expenses, excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and indirect expenses (such as fees and expenses of underlying funds in which a Fund may invest), at 1.96% of each Fund’s average daily net assets~~, through~~. The fee waiver/expense reimbursement agreement with respect to the Strategic Income Fund and the Strategic Allocation Fund expired as of August 31, 2008. During the fiscal year ended June 30, 2007, the Advisor also had an agreement with respect to the Capital Value Fund to cap expenses at 1.48% to the extent average daily net assets were less than $200 million, and at 1.38% if average daily net assets exceeded $200 million. The fee waiver/expense reimbursement agreement for the Capital Value Fund expired as of August 31, 2007. Any waiver or reimbursement of operating expenses by the Advisor (including waivers made with respect to the Capital Value Fund) is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the related expense was incurred, provided the Fund is able to make the payment without exceeding the applicable expense limitation.

          The following tables describe the advisory fees paid to the Advisor by the Funds for the last three fiscal years.

Value Fund
Fiscal Year Ended	Advisory Fees Accrued	Total Fees Reimbursed and/or Waived by Advisor	Net Advisory Fees Paid
~~June 30, 2005~~	~~$1,030,014~~	~~($100,826)~~	~~$929,188~~
June 30, 2006	$1,577,119	($44,490)	$1,532,629
June 30, 2007	$2,202,299	($68,622)	$2,133,677
June 30, 2008	$1,977,119	($7,384)	$1,969,735

Strategic Income Fund
Fiscal Year Ended	Advisory Fees Accrued	Total Fees Reimbursed and/or Waived by Advisor	Net Advisory Fees Paid
~~June 30, 2005~~	~~$720,322~~	~~$0~~	~~$720,322~~
June 30, 2006	$864,282	$0	$864,282
June 30, 2007	$1,041,634	$0	$1,041,634
June 30, 2008	$1,289,408	$0	$1,289,408

Strategic Allocation Fund
Fiscal Year Ended	Advisory Fees Accrued	Total Fees Reimbursed and/or Waived by Advisor	Net Advisory Fees Paid
~~June 30, 2005~~	~~$273,380~~	~~$0~~	~~$273,380~~
June 30, 2006	$284,121	$0	$284,121*
June 30, 2007	$256,052	$0	$256,052**
June 30, 2008	$238,859	$0	$238,859

     *For the fiscal year ended June 30, 2006, the advisor also received $22,535 in repayment of prior fee waivers and/or expense reimbursements with respect to the Strategic Allocation Fund.

     **For the fiscal year ended June 30, 2007, the advisor also received $11,513 in repayment of prior fee waivers and/or expense reimbursements with respect to the Strategic Allocation Fund.

          The Advisor retains the right to use the name “IMS” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “IMS” automatically ceases 90 days after termination of an Agreement and may be withdrawn by the Advisor on 90 days’ written notice.

          The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may, from time to time, purchase securities issued by banks that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

About the Portfolio Managers            Mr. Carl Marker serves as ~~the sole~~ co-portfolio manager of each ~~of the Value Fund and~~Fund. Joseph Ledgerwood serves as co-portfolio manager of the Capital Value Fund, Don Shute serves as co-portfolio manager of the Strategic Income Fund, and Arthur Nunes serves as ~~the~~ co-portfolio manager ~~for~~of the Strategic Allocation Fund ~~with Mr. Arthur Nunes~~ (each, a “Portfolio Manager”). As of June 30, ~~2007,~~2008, each Portfolio Manager was responsible for the management of the following types of accounts, in addition to the Funds:

Portfolio Manager	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Carl Marker	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~41~~32	N/A N/A $~~323.7~~68.1 million	~~0~~ N/A ~~0~~ N/A 0	N/A N/A N/A
~~Arthur~~Joseph ~~Nunes~~Ledgerwood	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~19~~0	N/A N/A ~~$4.4 million~~N/A	~~0~~ N/A ~~0~~ N/A ~~0~~N/A	N/A N/A N/A
Don Shute	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 1	N/A N/A $7 million	N/A N/A 0	N/A N/A N/A
Arthur Nunes	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 15	N/A N/A $3.4 million	N/A N/A 0	N/A N/A N/A

          Each Portfolio Manager is compensated for his services by the Advisor. For the fiscal year ended June 30, ~~2007,~~2008, Mr. Marker’s compensation consisted of a fixed base salary and a discretionary bonus based on the quality of his research contributions, and his overall contribution to the firm’s success. For the fiscal year ended June 30, ~~2007,~~2008, Mr. Ledgerwood’s compensation consisted of a fixed base salary. Mr. Ledgerwood also has been granted phantom stock. The amount of phantom stock granted was determined at the discretion of the principals of the firm, and was based on Mr. Ledgerwood’s length of service with the firm. For the fiscal year ended June 30, 2008, Mr. Shute’s compensation consisted of a fixed base salary. For the fiscal year ended June 30, 2008, Mr. Nunes did not receive a fixed or variable salary. As a principal of the firm, he received a negotiated percentage of the advisory fees generated by (i) his established investment advisory practice, and (ii) assets he was able to attract to the Advisor, either through the Funds or individual client accounts. In addition, ~~both Mr. Marker and Mr. Nunes~~all Portfolio Managers participate in the Advisor’s profit sharing plan~~based on their percentage ownership of the Advisor~~. Such arrangement provides incentive for the Portfolio Managers to increase revenue through asset gathering, asset retention~~and~~, preservation and growth of capital, and through the production of excellent research and decisionmaking.

          The Portfolio Managers may be subject to conflicts of interest with respect to their allocation of time. However, as a result of combining responsibilities such as asset selection and research, each Portfolio Manager believes he is able to provide both the Fund(s) and the Advisor’s other clients with more thorough research and higher quality asset selection. In addition, the Advisor continually monitors each Portfolio Manager’s client load and, in the event of an overload, will take any necessary steps to allocate its clients to other employees of the Advisor.

          To the extent a Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. The Advisor has written policies and procedures with respect to allocation of block trades and/or investment opportunities among a Fund and other clients of the Advisor. When feasible, the Portfolio Managers will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Funds and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata average price per share basis.

As of June 30, ~~2007,~~2008, the Portfolio Managers’ ownership of the Funds was as follows:

Portfolio Manager	Name of Fund	Dollar Range of Fund Shares
Carl Marker	Value Fund Strategic Income Fund Strategic Allocation Fund	$~~10,001~~1 - $~~50,000~~10,000 ~~Over $1,000,000~~ None None
Joseph Ledgerwood	Value Fund Strategic Income Fund Strategic Allocation Fund	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000
Don Shute	Value Fund Strategic Income Fund Strategic Allocation Fund	None $1 - $10,000 None
Arthur Nunes	Value Fund Strategic Income Fund Strategic Allocation Fund	$100,001 - $500,000 None ~~None~~$1 - $10,000

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

          The following table provides information regarding the trustees of the Trust who are not “interested” persons of the Trust within meaning of the 1940 Act.

Name, Address*, (~~Date of Birth~~Age), Position with Trust~~,~~**~~and~~, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 60) Independent Trustee, December 2002 to present; Chairman of Audit and Pricing Committees

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (~~1946~~Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment ~~advisor~~adviser, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

~~Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present~~

~~Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee of W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.~~

Daniel J. Condon (~~1950~~Age - 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (~~1952~~Age - 55)~~***~~ Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to ~~present~~December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since ~~2001, Executive Vice President and Director from 1990 to 2000~~2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to ~~November~~September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2003; Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.).

    ~~*The address for each trustee is 4312960 N. PennsylvaniaMeridian St., Suite 300, Indianapolis, IN 46204.46208.~~

~~** The Trust currently consists of 41 series.~~** As of the date of this SAI, the Trust consists of 34 series.

~~*** Effective January 1, 2007, Ronald C. Tritschler is an independent trustee. Prior to January 1, 2007 he was considered an interested person of the Trust due to his ownership interest in the former parent company of the distributor of certain series of the Trust.~~

The Trust’s audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds’ independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, ~~2006.~~2007.

                The Pricing Committee of the Board of Trustees is responsible for reviewing and approving ~~the Advisor’s~~ fair valuation determinations, if any, by the Funds’ Advisor. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee ~~established in 2006 and held two~~held four meetings during the year ended December 31, 2007.

  The Adviser Contract Renewal Committee is responsible for conducting due diligence on the initial approval and ongoing renewals of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding approvals and renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which is provided by the investment advisers and sub-advisers and the Trust's Administrator, and it also conducts telephone interviews of advisers and sub-advisers. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two independent Trustees are required to establish a quorum. This Committee was recently established in 2007 and held three meetings during the year ended December 31, ~~2006.~~2007.

  The following table provides information regarding each Trustee who is an “interested person” of the Trust, and each officer of the Trust.

Name, Address*, (~~Date of Birth~~Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston (~~1959~~Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to ~~September~~November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (~~1961~~Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April~~,~~ 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

~~J. Michael Landis (1971)~~William Murphy (Age - 45)**** Interim Treasurerand Chief Financial Officer,~~March 2007~~ February 2008 to present

~~Vice President of Fund Accounting and~~Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October~~, 2006; Director of Fund Accounting and Fund~~2007; Supervisor, Separate Accounts Administration for ~~PFPC, a mutual fund servicing company, from July 2006~~American United Life Insurance Company, from 2000 to October ~~2006; Manager of Fund Accounting for Unified Fund Services, Inc. from November 2004 to July 2006; Manager of Fund Accounting for Mellon Financial Corporation from November 1998 to November 2004.~~2007.

Lynn E. Wood (~~1946~~Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from ~~December 2004 to October 2005 and from~~ 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather ~~A.~~ Bonds (~~1975~~Age - 33) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January ~~2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007;~~2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds from August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each trustee and officer is ~~431~~2960 N. ~~Pennsylvania~~Meridian St., Suite 300, Indianapolis, IN ~~46204.~~46208.

~~** The Trust currently consists of 41 series.~~

** As of the date of this SAI, the Trust consists of 34 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the distributor of various series of the Trust.

****Effective February 20, 2008, the Board appointed Mr. Murphy as Interim Chief Financial Officer and Treasurer to fill the vacancy created by the resignation of the prior Treasurer.

The following table provides information regarding shares of the Funds and other portfolios of the Trust owned by each Trustee as of December 31, ~~2006.~~2007.

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald C. Tritschler	None	None
Stephen A. Little	None	None
Daniel J. Condon	None	None
Kenneth G.Y. Grant	None	None
Nancy V. Kelly	None	None

* The Trust currently consists of ~~41~~34 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Trust on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and each Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by each series will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust~~(~~[1]~~)~~
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$~~1,098(2)~~1,412[2]	$0	$0	$~~45,000~~48,000
Stephen A. Little, Chairman of the Board	$~~1,098(2)~~1,412[2]	$0	$0	$~~45,000~~48,000
Daniel J. Condon, Trustee	$~~854(3)~~1,118[3]	$0	$0	$~~35,000~~38,000
Ronald C. Tritschler, Trustee	$~~854(3)~~1,118[3]	$0	$0	$~~35,000~~38,000
Kenneth G.Y. Grant, Trustee	$1,118[4]	$0	$0	$38,000
Interested Trustees and Officers	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
~~J. Michael Landis~~William Murphy, Interim Treasurer and CFO	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$~~3,659(4)~~4,647[5]	$0	$0	$~~150,000(5)~~158,000[6]
Heather ~~A.~~ Bonds, Secretary	$0	$0	$0	$0

~~(~~

1~~)~~The Trust currently consists of ~~41~~34 series.

~~(~~2~~)~~During the fiscal year ended June 30, ~~2007,~~2008, each Trustee received a total of $~~1,312~~1,244 from each Fund.

~~(~~3~~)~~During the fiscal year ended June 30, ~~2007,~~2008, each Trustee received a total of $~~1,021~~978 from each Fund.

4The Trustee received no compensation from the Funds during the fiscal year ended June 30, 2008. The Trustee was appointed to the Board in May, 2008.

~~(4)~~5During the fiscal year ended June 30, ~~2007,~~2008, the CCO received a total of $~~5,057~~5,423 from each of the Value Fund and the Strategic Allocation Fund and $5,102 from the Strategic Income Fund.

~~(5)~~6IN ADDITION TO THE CCO’S SALARY LISTED IN THE TABLE, THE TRUST INCURS $20,000 TO PAY FOR THE CCO’S EXPENSES IN CONNECTION WITH COMPLIANCE-RELATED ACTIVITIES, INCLUDING AUDITS OF ADVISORS TO THE SERIES OF THE TRUST, ATTENDANCE AT COMPLIANCE SEMINARS, ETC. THESE EXPENSES ARE SHARED, PRO RATA, BY EACH SERIES OF THE TRUST.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Advisor.

          As of August ~~10, 2007,~~15, 2008, the following persons were considered to be either a control person or principal shareholder of each Fund:

Value Fund
Name and Address	% Ownership	Type of Ownership
National Financial Securities Corp. 200 Liberty St. New York, NY 10281	~~41.41~~46.60%	Record
Charles Schwab & Company 101 Montgomery St. San Francisco, CA 94102	~~17.11~~16.04%	Record
~~AmeriTrade Inc. P.O. Box 2226 Omaha, NE 68103~~	~~5.32%~~	~~Record~~

Strategic Income Fund
Name and Address	% Ownership	Type of Ownership
National Financial Securities Corp. 200 Liberty St. New York, NY 10281	~~49.32~~51.11%	Record
Charles Schwab & Company 101 Montgomery St. San Francisco, CA 94102	~~9.64~~14.13%	Record
~~Wells Fargo Bank P.O. Box 1533 Minneapolis, MN 55480~~	~~9.41%~~	~~Record~~

Strategic Allocation Fund
Name and Address	% Ownership	Type of Ownership
National Financial Securities Corp. 200 Liberty St. New York, NY 10281	~~84.27~~88.95%	Record

            As of August ~~10, 2007,~~15, 2008, the Trustees and officers of the Funds as a group beneficially owned less than 1% of each Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

          Customer identification and verification is part of the Funds’ overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Funds’ transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

          When you open an account with a Fund, the Funds’ transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Funds’ transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

          Each Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. A Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The following table sets forth each Fund’s turnover rate for the last two fiscal years:

Name of Fund	~~June 30, 2006 Portfolio Turnover Rate~~	June 30, 2007 Portfolio Turnover Rate	June 30, 2008 Portfolio Turnover Rate
Value Fund	~~28.98%~~	12.45%	45.94%
Strategic Income Fund	~~90.14%~~	135.38%	53.00%
Strategic Allocation Fund	~~55.15%~~	54.62%	59.66%

PORTFOLIO TRANSACTIONS AND BROKERAGE

          Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

          The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

          Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Funds. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Funds under the Agreements. For the fiscal year ended June 30, ~~2007,~~2008, the Advisor directed the following Fund brokerage transactions to brokers on the basis of research services provided by such brokers to a Fund:

Name of Fund	Total Brokerage Transactions Relating to Research Services	Brokerage Commissions Paid Relating to Research Services
Value Fund	$~~26,855,934~~138,015,476	$~~10,928~~60,233
Strategic Income Fund	$~~88,586,598~~33,199,963	$~~32,008~~14,948
Strategic Allocation Fund	$~~15,003,939~~15,635,912	$~~1,548~~3,002

          Over-the-counter transactions may be placed with broker-dealers if the Advisor is able to obtain best execution (including commissions and price). Over-the-counter transactions may also be placed directly with principal market makers. Fixed income securities may be purchased through broker-dealers, provided best execution is available. Fixed income securities may be purchased directly from the issuer, an underwriter or a market maker. Purchases may include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

  The following table presents information about the brokerage commissions paid by the Funds to brokers during the last three fiscal years:

Fiscal Year Ended June 30,	Value Fund	Strategic Income Fund	Strategic Allocation Fund
~~2005~~	~~$77,132~~	~~$69,066~~	~~$3,092~~
2006	$133,173	$92,954	$6,047
2007	$38,718	$125,450	$4,664
2008	$128,489	$47,296	$9,479

          The Trust and the Advisor have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Code from the Funds or the Advisor, free of charge, by calling Shareholder Services at 800-934-5500. You may also obtain copies of the Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. A Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

          Each Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. A Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. To the extent that such third parties are fiduciaries of the Fund, they will be subject to an independent obligation not to trade on confidential information; however, the Funds do not require any confirmation from third parties that they will not trade on the confidential information.

Additionally, each Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make a Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Advisor, nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. A Fund also may post its complete portfolio holdings to its website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. The Funds’ website is located at www.imscapital.com.

          The Funds currently have ongoing arrangements to release monthly portfolio holdings ~~within~~with 10 days after the end of each month to ~~Russell/Mellon Analytical Services, LLC and Informa Investment Solutions (together, the~~ Beacon Pointe Advisors, LLC (“Consultants”). The information is used by the Consultants to provide investment consulting services to clients that are existing or potential investors in the Funds. Information is released pursuant to an agreement between the Advisor and the Consultant, pursuant to which the Consultant agrees to keep the information strictly confidential and not to disclose the information to any person, except for the Consultant’s clients who reasonably need to know the contents of the information in connection with their existing or potential investment and who agree to keep the information strictly confidential. The agreement with each Consultant further states that the Consultant is not authorized to use the confidential information in a ~~manner~~matter adverse to the interests of the Funds’ shareholders or for personal trading by the Consultant or its personnel.

          Except as described above, each Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.Finally, a Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

DETERMINATION OF NET ASSET VALUE

          The price (net asset value) of the shares of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.           Equity securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price or bid. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted securities are being valued, such securities are valued at a fair price as determined by the Advisor in good faith, in accordance with guidelines ~~adopted by and subject to review of~~established by the Board of Trustees.

          Fixed income securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at a fair price as determined by the Advisor in good faith, in accordance with guidelines ~~adopted by and subject to review of~~established by the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value. The Board of Trustees annually approves the pricing services used by the fund accounting agent. The fund accounting agent maintains a pricing review committee, which consults with an independent trustee who is a member of the Pricing Committee as fair valuation issues arise. Manually priced securities held by the Funds (if any) are reviewed by the Board of Trustees on a quarterly basis.

          A Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

          An example of how each Fund calculated its net asset value per share as of the last date of its last fiscal year is as follows:

Value Fund:

~~$193,242,960_~~	~~=~~	~~$22.83~~

~~8,463,304~~

$134,805,314_	=	$18.26

7,380,998

Strategic Income Fund:

~~$106,151,063~~	~~=~~	~~$11.44~~

~~9,276,283~~

$81,980,672	=	$8.88

9,234,796

Strategic Allocation Fund:

~~$20,153,307~~	~~=~~	~~$14.33~~

~~1,406,663~~

$18,122,707	=	$11.29

                                          1,605,416

REDEMPTION IN-KIND

        The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Funds, each Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

         Each Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

~~Dividends out of net investment income (generally interest income and dividends received on investments, less expenses), together with distributions of net realized short-term capital gains and certain foreign currency gains, are generally taxable as ordinary income to shareholders who are subject to federal income taxes, whether or not reinvested. As a result of recent federal tax legislation, qualifying distributions paid out of a Fund’s investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income. Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses (“net capital gain”) designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Fund’s shares, regardless of how long the shareholders have held the Fund’s shares. Long-term capital gains to the Fund require the holding of assets for more than one year.~~

If a Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight percent (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

A redemption of the Fund’s shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, each Fund must, among other requirements:

•

Derive at least ninety percent (90%) of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and

•

Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

          Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of June 30, ~~2007,~~2008, the ~~Funds~~Strategic Income Fund had ~~no~~ capital loss carryforwards of $1,678,970 available for federal tax purposes~~.~~, which expires in 2016.

Each Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because each Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from each Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. A Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses a Fund realizes in connection with the hedge. Each Fund’s income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

          Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Coverdell Education Savings Accounts.

          The portion of the dividends each Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

           If you are a non-retirement plan holder, a Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, each Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

          If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting a Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

          Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of each Fund’s investments. The custodian acts as the Funds’ depository, safekeeps each Fund’s portfolio securities, collects all income and other payments with respect thereto, disburses funds at each Fund’s request and maintains records in connection with its duties. A Trustee of the Trust is a member of the custodian’s management. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. ~~(~~the~~“Distributor”), the Trust’s~~ distributorof various series of the Trust. ~~Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington Bancshares, Inc~~

FOR ITS CUSTODIAL SERVICES, THE CUSTODIAN RECEIVES A MONTHLY FEE FROM EACH FUND BASED ON THE MARKET VALUE OF ASSETS UNDER CUSTODY. THE MONTHLY FEE IS EQUAL TO AN ANNUAL RATE OF 0.0125% OF THE FIRST $75 MILLION OF MARKET VALUE; 0.0100% OF THE NEXT $75 MILLION OF MARKET VALUE; AND 0.0075% OF MARKET VALUE IN EXCESS OF $150 MILLION. THE CUSTODIAN ALSO RECEIVES VARIOUS TRANSACTION-BASED FEES. CUSTODIAL FEES ARE SUBJECT TO A $250 MONTHLY MINIMUM FEE PER FUND ACCOUNT.

FUND SERVICES

          Unified, ~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300, Indianapolis, Indiana ~~46204,~~46208, acts as the Funds’ transfer agent. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the custodian and the ~~Distributor. The~~distributor of various series of the Trust. Certain officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.

          In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. Unified also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.

          Effective January 1, 2007, for its services as transfer agent, fund accounting agent, and administrator, Unified receives a monthly fee from the Funds equal to an annual rate of 0.13% of the Funds’ total average net assets under $250 million, plus 0.06% of the Funds’ total average net assets from $250 million to $500 million, plus 0.05% of the Fund’s total average net assets from $500 million to $1 billion, plus 0.04% of the Funds’ total average net assets in excess of $1 billion (subject to a minimum fee of $25,000 per month). Prior to January 1, 2007, Unified was compensated for its services under a different arrangement.

          The following tables set forth the amounts paid by each Fund to Unified for its transfer agency, fund accounting and fund administration services for the fiscal periods indicated. The amounts given include reimbursement for various out-of-pocket expenses, and may include amounts paid to various third parties as compensation for sub-transfer agency services.

Value Fund	~~Fiscal Year Ended June 30, 2005~~	Fiscal Year Ended June 30, 2006	Fiscal Year Ended June 30, 2007	Fiscal Year Ended June 30, 2008
Transfer Agent Fees	~~$28,057~~	$80,081	$131,328	$143,796
Fund Accounting Fees	~~$38,572~~	$50,418	$31,836	$112,231
Administrative Fees	~~$72,525~~	$95,909	$174,428	$94,695
Strategic Income Fund	~~Fiscal Year Ended June 30, 2005~~	Fiscal Year Ended June 30, 2006	Fiscal Year Ended June 30, 2007	Fiscal Year Ended June 30, 2008
Transfer Agent Fees	~~$17,954~~	$31,814	$34,849	$81,119
Fund Accounting Fees	~~$25,740~~	$31,814	$17,314	$63,312
Administrative Fees	~~$57,732~~	$63,071	$92,672	$53,420
Strategic Allocation Fund	~~Fiscal Year Ended June 30, 2005~~	Fiscal Year Ended June 30, 2006	Fiscal Year Ended June 30, 2007	Fiscal Year Ended June 30, 2008
Transfer Agent Fees	~~$15,316~~	$26,497	$25,799	$23,707
Fund Accounting Fees	~~$19,000~~	$19,333	$10,000	$18,503
Administrative Fees	~~$29,983~~	$30,000	$29,621	$15,612

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd.~~(f.k.a. Cohen McCurdy, Ltd.)~~, 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as independent registered public accounting firm for the Funds for the fiscal year ending June 30, ~~2008.~~2009. Cohen Fund Audit Services, Ltd. performs an annual audit of each Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

          ~~Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204~~Foreside Distribution Services, LP, 690 Taylor Road, Suite 150 Gahanna, Ohio 43230 (the “Distributor”), is the exclusive agent for distribution of shares of the Funds. ~~An officer of the Trust is an officer of the Distributor. As a result, such person may be deemed to be an affiliate of the Distributor. The Distributor and Unified are controlled by Huntington Bancshares, Inc.~~ The Distributor is obligated to sell the shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

PROXY VOTING POLICIES

          The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Funds’ Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Advisor or an affiliated person of the Advisor. In such a case, the Trust’s policy requires that the Advisor abstain from making a voting decision and forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the applicable Fund’s vote will be cast.

          The Advisor’s policies and procedures state that the Advisor generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Advisor’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Advisor has adopted guidelines describing the Advisor’s general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

•

electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Advisor generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

•	approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;
•

providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Advisor is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

•

corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote. The Advisor opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

•

shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Advisor generally considers to have a negative impact on shareholder value.

          You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling Shareholder Services at (800) 934-5550 or by writing to Unified Fund Services, Inc., the Funds’ transfer agent, at ~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300, Indianapolis, IN ~~46204,~~46208, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by each Fund with respect to portfolio securities during the most recent 12-month period ended June 30th is filed by the Fund with the SEC on Form N-PX. Each Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

FINANCIAL STATEMENTS

          The financial statements of each Fund and the report of the independent registered public accounting firm required to be included in this SAI are incorporated herein by reference to the Funds’ Annual Report to Shareholders for the period ended June 30, ~~2007.~~2008. The Annual Report may be obtained, without charge, by calling Shareholder Services at (800) 934-5550.

TOREADOR LARGE CAP FUND

PROSPECTUS

August 31, ~~2007~~2008

~~255 West Fallbrook~~7493 North Ingram, Suite ~~204~~104

Fresno, California 93711

(800) 343-5902

www.toreadorfunds.com

          The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                           Page

RISK/RETURN SUMMARY	1
FEES AND EXPENSES OF INVESTING IN THE FUND	~~4~~5
HOW TO BUY SHARES	~~5~~6
HOW TO REDEEM SHARES	~~7~~8
DETERMINATION OF NET ASSET VALUE	~~9~~10
DIVIDENDS, DISTRIBUTIONS AND TAXES	~~10~~11
MANAGEMENT OF THE FUND	~~12~~13
FINANCIAL HIGHLIGHTS	~~14~~15
PRIVACY POLICY	~~15~~16
FOR MORE INFORMATION	Back Cover

RISK/RETURN SUMMARY

Investment Objective

The Toreador Large Cap Fund (the “Fund”) seeks long-term capital appreciation.

Principal Strategies

          The Fund ~~will invest~~invests primarily in stocks of large capitalization companies, which the Fund’s adviser, Toreador Research & Trading LLC, defines as any company:

•	Included in the S&P 500© Index, or
•	Included in the Russell 1000© Index, or
•	With a market capitalization greater than $5 billion.

          As of ~~August 28, 2007,~~July 31, 2008, the market capitalization of the S&P 500 ranged from approximately $~~1.6~~578 million to $~~460~~425 billion, and as of ~~August 28, 2007,~~July 31, 2008, the Russell 1000 Index ranged from approximately $~~1.1~~376 million to $~~460~~425 billion. The market capitalization of these indexes is subject to change from time to time.

          Under normal circumstances, the Fund ~~will invest~~invests at least 80% of its net assets in large cap stocks. Equity securities in which the Fund may invest include common stocks, as well as securities convertible into common stocks and preferred stocks. The Fund may invest in American Depository Receipts and Global Depository Receipts, which are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security.

          The Fund’s adviser selects stocks that it believes offer superior return potential considering the following factors:

•	Attractive market price relative to intrinsic value, as determined by the adviser based on the company’s estimated future potential earnings discounted to their present value;
•	Improving trends in a company’s economic performance; and
•	A company’s effective pursuit of wealth-creating strategies.

The Fund seeks to reduce investment risk by investing across a broad range of economic sectors, with the goal of achieving investment diversity. In selecting stocks within a particular economic sector, the Fund’s goal is to identify companies that it believes have the potential for superior performance within each sector. The Fund does not invest for the purpose of identifying favored economic sectors. Instead, the Fund attempts to invest across a broad spectrum of economic sectors in an attempt to reduce portfolio volatility, without sacrificing potential returns.           The Fund typically will sell securities of a portfolio company when the trading price of the company’s stock exceeds the adviser’s estimate of the company’s fundamental value and/or there are other companies in the same market sector that offer greater appreciation potential. When the adviser deems that change will benefit the Fund, portfolio turnover will not be a limiting factor.

          As a non-principal strategy, the Fund may ~~purchase put options~~buy and sell ~~covered call options in an effort to capture gains from declines in those securities and as a~~put and call options as part of its investment program, to obtain market exposure, to manage risk or to hedge against adverse market conditions.

Principal Risks of Investing in the Fund

•

Management Risk. The adviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the adviser’s projections about the prospects for individual securities are incorrect, such errors in judgment may result in significant losses in the Fund’s investment in the security, which can also result in possible losses overall for the Fund.

•

Issuer Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Equity Risks. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will ~~under perform~~underperform either the securities markets generally or particular segments of the securities markets.

•

~~Option Risks. Specific market movements of an option and the underlying security cannot be predicted with certainty. When the Fund writes a covered call option, it receives a premium, but also gives up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it retains the risk of loss if the price of the security declines. Other risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement.~~Put and Call Options Risks. There are risks associated with buying and selling call and put options. The seller of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option (that is, where the seller does not own the underlying security) assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. In such event, the securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. To the extent the premium received does not cover the difference in the market price and the exercise price, the seller will incur substantial losses when it is obligated to purchase the underlying securities at the higher market price, and sell such securities to the option holder at the lower option price. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller of a put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. In such case, the seller will be obligated to purchase the securities at a much higher price from the option holder than the prevailing market price of the securities. The seller will suffer substantial losses to the extent the premium received is less than the difference between the option price and the market price of the securities. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

•

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Foreign Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company.~~In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.~~

•

Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate that ~~is higher than other equity funds~~exceeds 100%. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money. The Fund’s share price is expected to fluctuate, and your shares at redemption may be worth less than your initial investment.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking long-term capital appreciation
•	Investors willing to accept price fluctuations in their investments

General

          The investment objective of the Fund may be changed without shareholder approval; except that the Fund may not change its policy of investing at least 80% of its net assets in large cap stocks without at least 60 days prior written notice to shareholders.           From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in cash, short-term U.S. government securities, money market instruments, other investment companies including money market funds and exchange-traded funds, investment grade fixed income securities, or repurchase agreements. ~~The~~To the extent consistent with the Fund’s principal strategies as described above, including its policy to invest at least 80% of its net assets in large cap stocks during normal market conditions, the Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

How has the Fund performed in the past?

The bar chart and performance table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund’s returns and the table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

During the period shown, the highest return for a quarter was 4.73% (2nd quarter, 2007); and the lowest return was -4.92% (4th quarter, 2007). The Fund’s year-to-date return as of June 30, 2008 was -8.57%.

~~The Fund commenced operations on June 2, 2006, and, as a result, does not have performance history for a full calendar year.~~

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2007)

	One Year	Since Inception(6/2/2006)
The Fund
Return Before Taxes	0.04%	4.64%
Return After Taxes on Distributions[1]	-0.01%	4.61%
Return After Taxes on Distributions and Sale of Fund Shares[1]	0.02%	3.94%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes) [2]	5.77%	10.60%

¹After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2The Russell 1000 Index is a widely recognized unmanaged index of common stock prices that assumes reinvestment of all distributions, and excludes the effect of taxes and fees. The Index is representative of a broader market and range of securities than is found in the Fund’s portfolio.

FEES AND EXPENSES OF INVESTING IN THE FUND

          The tables describe the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee[1,2]	2.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	1.00%
Distribution and/or Service (12b-1) Fees[3]	0.00%
Other Expenses	~~11.78~~1.18%
Fees and Expenses of Acquired Funds[4]	~~0.13~~0.02%
Total Annual Fund Operating Expenses	~~12.91~~2.20%
Fee Waiver[5]	(~~11.28~~0.68%)
Net Expenses[6]	~~1.63~~1.52%

1 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, the Fund typically charges a fee of 2.00% of the redemption proceeds on shares redeemed within 90 calendar days after they are purchased.

2 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

3 The Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of 0.25% to financial institutions that provide distribution services and/or shareholder servicing. The ~~Plan has not yet been activated, but it may be activated at any time in the future.~~Fund does not currently intend to activate the Plan prior to April 30, 2009.

4 Fees and Expenses of Acquired Funds represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. ~~Without the Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 12.78%.~~

5 The adviser has paid the offering expenses of the Fund, and has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that Net Expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as fees and expenses of acquired funds) do not exceed 1.50% of the Fund’s average daily net assets. The contractual agreement is in effect through ~~April 30, 2008.~~August 31, 2009. The offering expenses and each fee waiver and expense reimbursement by the adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver or expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

6Net Expenses are calculated as ~~1.63~~1.52% of the Fund’s average daily net assets based on the adviser’s agreement to cap certain operating expenses at 1.50%, plus Fees and Expenses of Acquired Funds of ~~0.13~~0.02%.

Example:

          Based on the costs above, this example helps you compare the expenses of the Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$~~166~~160	$~~2,628~~644	$~~4,716~~1,154	$~~8,651~~2,556

HOW TO BUY SHARES

          To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

          The minimum initial investment in the Fund is $1,000 and minimum subsequent investments are $100. The adviser may, in its sole discretion, waive these minimums in certain circumstances. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment, however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - Your initial purchase request must include:

•    a completed and signed investment application form (which accompanies this Prospectus); and

•	a check (subject to the minimum amounts) made payable to Toreador Large Cap Fund.

Mail the application and check to:

U.S. Mail: Toreador Large Cap Fund
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight: Toreador Large Cap Fund

c/o Unified Fund Services, Inc.
~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300
Indianapolis, Indiana ~~46204~~

~~Effective October 8, 2007, the address for overnight deliveries will be:~~

~~Toreador Large Cap Fund~~
~~c/o Unified Fund Services, Inc.~~
~~2960 North Meridian Street~~
~~Suite 300~~	~~Indianapolis, Indiana~~ 46208

          By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 343-5902 to obtain instructions on how to set up your account and to obtain an account number.

          You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

          You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name of your account(s)
•	your account number(s)
•	a check made payable to the Fund

          Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, follow the instructions outlined under the heading “Initial Purchase – By Wire” in this prospectus.

Automatic Investment Plan

          You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

          The Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (800) 343-5902 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. The adviser has chosen to pay the custodial fees for IRAs. However, the Fund reserves the right to charge shareholders for this service in the future.

Distribution Plan

          The Fund has adopted a plan under Rule 12b-1 pursuant to which the Fund is authorized to pay a fee of 0.25% to the adviser or any broker-dealer or financial institution that assists the Fund in the sale and distribution of its shares or that provides shareholder servicing. The ~~Plan has not yet been activated, although it may be activated at any time in the future.~~Fund does not currently intend to activate the Plan prior to April 30, 2009. Once the Plan is activated, the Fund will pay annual 12b-1 expenses of 0.25%. These fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). ~~Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.~~           The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

  You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceedsthe lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

          By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail: Toreador Large Cap Fund
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight: Toreador Large Cap Fund

c/o Unified Fund Services, Inc.
~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300
Indianapolis, Indiana ~~46204~~

~~Effective October 8, 2007, the address for overnight deliveries will be:~~

~~Toreador Large Cap Fund~~
~~c/o Unified Fund Services, Inc.~~
~~2960 North Meridian Street~~
~~Suite 300~~	~~Indianapolis, Indiana~~ 46208

          Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Please call Shareholder Services at (800) 343-5902 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

          By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (800) 343-5902. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

          The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

          Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees also has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Fund. A 2.00% short-term redemption fee will be assessed by the Fund against investment proceeds withdrawn within 90 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 90-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the Fund for the benefit of existing shareholders.

          If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund’s adviser, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

          While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a ~~financial intermediary~~Financial Intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. Under a federal rule, the Fund is required to have an agreement with many of its ~~intermediaries~~Financial Intermediaries obligating the ~~intermediaries~~Intermediaries to provide, upon the Fund’s request, information regarding the ~~intermediaries~~Financial Intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even ~~if~~with such an agreement ~~is~~ in place. Certain ~~intermediaries~~Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

          Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 343-5902. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

          Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

          Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

          The price you pay for your shares is based on the Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the NYSE is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

          The Fund’s assets generally are valued at their market value. Securities which are traded on any exchange or on the Nasdaq over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded. Lacking a closing price, a security is valued at its last bid price except when, in the adviser’s opinion, the lad bid price does not accurately reflect the current value of the security. If market quotations are not readily availableor do not reflect fair value, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the value, the security will be valued by the Fund’s adviser at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the adviser according to procedures ~~approved~~established by the Board of Trustees. Fair valuation also is permitted if, in the adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the adviser is aware of any other data that calls into question the reliability of market quotations. Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair ~~value pricing~~valuation policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

          Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of net realized capital gains. The Fund declares and pays dividends at least annually.

          Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below (including in the table).

          The Fund will typically distribute net realized capital gains to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

          Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund.

          You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

          Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

          The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status

Qualified dividend income                                       Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains taxed at generally maximum 15%
more than one year	on non-corporate taxpayers*

Sales of shares

(including redemptions) owned                                Gains are taxed at the same rate as ordinary income;

for one year or less                                                    losses are subject to special rules

                                                                                      *For gains realized between May 6, 2003 and December 31, 2010.

          Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

          If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

          If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

          Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

          Toreador Research & Trading LLC, ~~255 West Fallbrook~~7493 North Ingram, Suite ~~204,~~104, Fresno, California 93711, serves as the adviser to the Fund. The adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The adviser sets the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies.

          The Fund is obligated to pay the adviser a fee equal to 1.00% of the Fund’s average daily net assets.During the fiscal year ended April 30, 2008, the adviser actually received a fee equal to 0.32% (after waiver and reimbursement of Fund expenses) from the Fund. The adviser has paid the offering expenses of the Fund, and has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that Net Expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as fees and expenses of acquired funds) do not exceed 1.50% of the Fund’s average daily net assets. The contractual agreement is in effect through ~~April 30, 2008.~~August 31, 2009. The offering expenses and each fee waiver and expense reimbursement by the adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver or expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.           The adviser, not the Fund, may pay certain Financial Intermediaries a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by Financial Intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Fund’s ~~semi-~~annual report for the ~~period~~fiscal year ended ~~October 31, 2006~~April 30, 2008 contains a discussion of the factors that the Board of Trustees considered in ~~approving~~renewing the Fund’s management agreement.

              The Investment Team           The adviser’s Investment Team is jointly responsible for managing the Fund’s investments. The Investment Team is comprised of the following portfolio managers:           Paul Blinn. Mr. Blinn, portfolio manager, is jointly responsible for the day-to-day management of the Fund’s portfolio, including stock selection, investment monitoring and trading. Mr. Blinnhas over ~~20~~21 years of capital market experience, during which time he had oversight and direct responsibility for the discretionary trading and risk management of large and complex portfolios of cash and derivative securities using numerous arbitrage strategies that sought to exploit pricing discrepancies identified by statistical models. He acquired this experience as an Executive Director at UBS, a global financial firm, and its predecessor banks from 1985 to 2000, and, most recently, as a Vice President of a leading option market maker and then a Senior Equity derivatives trader for a hedge fund from 2000 to 2005. Mr. Blinn graduated with honors from The University of Texas at Austin with a BBA in Finance.

Rafael Resendes. Mr. Resendes, portfolio manager, is jointly responsible for the day-to-day management of the Fund’s portfolio, including stock selection and investment monitoring. He is the co-founder of The Applied Finance Group, a financial research firm that has provided financial analyses, valuations and equity research to over 150 institutional investors and money managers since its inception in 1995. Mr. Resendes has over ~~17~~18 years of capital market experience and has spent the past ~~12~~13 years in the area of equity research and valuation. Mr. Resendes has been an adjunct professor of finance at DePaul University in Chicago, and is a frequently cited source for publications such as Forbes, The Wall Street Journal, and CBS MarketWatch.com, among others. Mr Resendes was co-portfolio manager of an equity hedge fund sponsored by AFG from 1998 to 1999. He graduated Phi Beta Kappa from The University of California, Berkeley with a BS in Finance and received his MBA from the University of Chicago.

          The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio managers, including each portfolio manager’s compensation, other accounts that he manages, and ownership of Fund shares.

FINANCIAL HIGHLIGHTS

          The following tables are intended to help you better understand the financial performance of the Fund. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information ~~for the period June 2, 2006 (commencement of operations) through April 30, 2007~~ has been audited bythe Fund’s independent registered public accounting firm, Cohen Fund Audit Services, Ltd., whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request without charge.

Toreador Large Cap Fund
Financial Highlights
(For a share outstanding during the periods)

	Year ended		Period ended
	April 30, 2008		April 30, 2007	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 11.32		$ 10.00

Income from investment operations:
Net investment income (loss)	(0.02)		-	(b)
Net realized and unrealized gain (loss) on investments	(0.99)		1.32
Total from investment operations	(1.01)		1.32

Less Distributions to shareholders:
From net investment income	-		-	(c)
From net realized gains	(0.01)		-
Total distributions	(0.01)		-

Paid in capital from redemption fees	-	(d)	-	(d)

Net asset value, end of period	$ 10.30		$ 11.32

Total Return (e)	-8.89%		13.21%	(f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 17,924		$ 5,114
Ratio of expenses to average net assets	1.50%		1.50%	(g)
Ratio of expenses to average net assets
before waiver and reimbursement	2.18%		12.78%	(g)
Ratio of net investment loss to
average net assets	(0.17)%		(0.16)%	(g)
Ratio of net investment loss to
average net assets before waiver and reimbursement	(0.85)%		(11.44)%	(g)
Portfolio turnover rate	82.67%		122.43%

(a) For the period June 2, 2006 (commencement of Fund operations) through April 30, 2007.
(b) Net investment loss amounted to less than $0.005 per share.
(c) Net investment income distributed amounted to less than $0.005 per share.
(d) Redemption fees resulted in less that $0.005 per share.
(e) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f) Not annualized.
(g) Annualized.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

          Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

          Annual and Semi Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

          Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

          You can get free copies of the current Annual and Semi-Annual Reports, as well as the SAI, by contacting Shareholder Services at (800) 343-5902. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund’s SAI and Annual and Semi Annual reports will also be made available, free of charge, at the Fund’s Internet site at www.toreadorfunds.com.

          You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-~~942~~551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

TOREADOR LARGE CAP FUND

STATEMENT OF ADDITIONAL INFORMATION

August 31, ~~2007~~2008

     This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of Toreador Large Cap Fund dated August 31, ~~2007.~~2008. This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal year ended April 30, ~~2007~~2008 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Unified Fund Services, Inc., ~~431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at (800) 343-5902. Effective October 8, 2007, Unified’s address will be~~ 2960 North Meridian Street, Suite 300, Indianapolis, Indiana ~~46208.~~ 46208,or by calling Shareholder Services at (800) 343-5902.

                        PAGE

DESCRIPTION OF THE TRUST AND FUND	2
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	~~7~~6
INVESTMENT ADVISER	~~9~~8
TRUSTEES AND OFFICERS	10
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	~~14~~13
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	14
PORTFOLIO TURNOVER	~~15~~14
PORTFOLIO TRANSACTIONS AND BROKERAGE	~~15~~14
DISCLOSURE OF PORTFOLIO HOLDINGS	~~16~~15
PROXY VOTING POLICY	~~17~~16
DETERMINATION OF NET ASSET VALUE	17
REDEMPTION IN-KIND	18
STATUS AND TAXATION OF THE FUND	18
CUSTODIAN	~~20~~19
FUND SERVICES	20
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21
DISTRIBUTOR	21
DISTRIBUTION PLAN	21
FINANCIAL STATEMENTS	~~22~~21

DESCRIPTION OF THE TRUST AND FUND

          Toreador Large Cap Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 12, 2005, and commenced operations on June 2, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Trust’s registration statement with respect to the Fund was declared effective by the Securities and Exchange Commission (“SEC”) on April 7, 2006. The Fund’s investment adviser is Toreador Research & Trading LLC (the “Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. The Fund currently offers one class of shares, and may offer additional classes of shares in the future.

          In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

          Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

          For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

          The Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would be authorized to designate others to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order.

          Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

          This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

          A.        Equity Securities. The Fund will invest in equity securities, including common stock, common stock equivalents (such as rights and warrants, and convertible securities) and preferred stock. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities. Equity securities also include depository receipts and exchange-traded funds.

A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond (discussed below) and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock typically has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

B.        Investment Company Securities. The Fund may invest in shares of other investment companies, such as other mutual funds, money market funds, and exchange-traded funds (“ETFs”). For example, the Fund may invest in ETFs whose investments are consistent with the Fund’s own investment strategy. In addition, the Fund also may invest in ETFs that do not meet such investment strategy, for defensive and other purposes. ETFs in which the Fund may invest include PowerShares, WisdomTree, SPDRs, DIAMONDS, QQQQs, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and Vanguard ETFs. The Fund may also invest in various sector and sub-sector ETFs. Additionally, the Fund may invest in new exchange-traded shares as they become available. As a shareholder of an investment company, the Fund will indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers.

          C.       Convertible Securities. A convertible security may be preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the dividend generally paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, including (a) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (b) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

          D.        Depository Receipts. The Fund may invest in foreign securities by purchasing depository receipts, including American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar instruments. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are foreign receipts evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and GDRs shall be treated as indirect foreign investments. For example, an ADR or GDR representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

                      ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in equity securities of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

                      Depository receipt facilities may be established as either “unsponsored” or “sponsored.” While depository receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depository receipt holders and the practices of market participants.

                      A depository may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depository receipts generally bear all the costs of such facility. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to depository receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depository receipts.

                  Sponsored depository receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the depository receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although depository receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depository receipt holders at the request of the issuer of the deposited securities.

          E.        Repurchase Agreements. The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers (“Seller”) as determined by the Adviser. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by that Fund plus an agreed interest payment (“Repurchase Price”). The Seller’s obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. Government securities or U.S. agency guaranteed securities (“Collateral”). The Collateral is held by the Fund’s custodian or a qualified subcustodian under the Investment Company Act of 1940, as amended (the “1940 Act”) that is a financial intermediary (“Custodian”). The Adviser will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be “fully collateralized” by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.

                      In addition, the Fund may invest in foreign repurchase agreements. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased, i.e., the collateral, in U.S. dollars, is less than the agreed upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve greater credit risk than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. Repurchase agreements with foreign counterparties may have more risk than with U.S. counterparties, since less financial information may be available about the foreign counterparties and they may be less creditworthy.

          F.        Loans of Portfolio Securities. The Fund may make short and long term loans of its portfolio securities. To the extent that a lending policy is authorized by the Board of Trustees and implemented by the Adviser, the Fund may make loans of its portfolio securities in response to requests of broker-dealers or institutional investors which the Adviser deems qualified. In all such cases, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund’s net assets.

G.       Options Transactions. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy ~~(hold)~~ or ~~write (~~sell~~)~~ put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position.

          ~~Options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own~~The Fund will sell options to the extent that it (i) owns the underlying security ~~(for a call option) or (for an option on a stock index) will hold~~or, with respect to options on stock indices, holds a portfolio of securities substantially replicating the movement of the index~~(or, to the extent it~~, or (ii) does not ~~hold such a~~ownthe underlying security or portfolio~~, will maintain~~of securities, but maintains a segregated account with ~~the Fund’s~~its custodian ~~of~~consisting of government securities or high quality liquid debt obligations equal to the market value of the option~~,~~. Securities held in the segregated account will be marked to market daily~~)~~to reflect the Fund’s current obligations with respect to outstanding options. When the Fund writes options, it may be ~~required to maintain a margin account, to pledge the underlying security or to deposit liquid high quality debt obligations~~subject to margin requirements imposed by the broker and, therefore, may be required to segregate additional securities in a separate account with ~~the~~its custodianand pledge the securities deposited in such account to the broker.

          Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the ~~purchaser~~buyer of such options. When a Fund writes an option, the Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. If the security appreciates to a price higher than the exercise price of the call option, the option holder most likely will exercise the option and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. If the security depreciates to a price lower than the exercise price of the put option, the put option most likely will be exercised and the Fund will be obligated to purchase the security at more than its market value.~~All or a portion of any assets used as cover for over-the-counter (“OTC”) options written by the Fund would be considered illiquid.~~

          The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

          The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a ~~covered~~ call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration. Risks associated with writing ~~covered call~~ options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement.

          ~~The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction (“counterparty”) (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.~~

          ~~The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.~~

          The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

          The ~~writing~~buying and ~~purchasing~~selling of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. To the extent the Fund enters into the transaction for hedging purposes, imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

INVESTMENT LIMITATIONS

          A.       Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

                      1.       Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

                      2.       Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

                      3.       Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

                      4.       Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

                      5.       Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

                      6.       Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

                      7.       Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

                      8.        Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.           With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

          Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

          B.       Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

                      1.       Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

                      2.       Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

                      3.       Illiquid Securities. The Fund will not purchase illiquid or restricted securities.

                      4.       Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

                      5.        SEC Name Rule. Under normal circumstances, the Fund will invest at least 80% of its net assets in stocks of large capitalization companies. For this purpose, the Adviser defines large capitalization stocks as those included in the S&P 500© Index or the Russell 1000© Index, or with a market capitalization greater than $5 billion. The Fund may not change this policy except upon at least 60 days prior written notice to shareholders.

INVESTMENT ADVISER

          The Fund’s Adviser is Toreador Research & Trading LLC. The adviser is controlled by Rafael Resendes, Dan Obrycki, and Paul Blinn. The Fund is the first mutual fund managed by the Adviser.

          Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee equal to 1.00% of the Fund’s average daily net assets. The adviser has paid the offering expenses of the Fund, and has contractually agreed to waive its management fee and/or reimburse certain Fund expenses, but only to the extent necessary so that ~~Net Expenses~~annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as fees and expenses of acquired funds) do not exceed 1.50% of the Fund’s average daily net assets. The contractual agreement is in effect through ~~April 30, 2008.~~August 31, 2009. The offering expenses and each fee waiver and expense reimbursement by the adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver or expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

The following table sets forth the advisory fees paid to the Adviser by the Fund for the fiscal periods indicated:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Waived and/or Expenses Reimbursed	Net Advisory Fees Paid
April 30, 2007*	$10,918	$124,763	$0
April 30, 2008	$150,401	$102,302	$48,099

*For the period June 2, 2006 (commencement of investment operations) through April 30, 2007~~:~~

~~Advisory Fees Accrued~~	~~Total Fees Waived and/or Expenses Reimbursed~~	~~Net Advisory Fees Paid~~
~~$10,918~~	~~$124,763~~	~~$0~~

          The Fund’s ~~semi-~~annual report for the ~~period~~fiscal year ended ~~October 31, 2006~~April 30, 2008 contains a discussion of the factors that the Board of Trustees considered in ~~approving~~renewing the Fund’s management agreement.

          The Adviser retains the right to use the name “Toreador” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Toreador” automatically ceases 90 days after termination of the Agreement andmay be withdrawn by the Adviser on 90 days written notice.

The Adviser, not the Fund, may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers            The Adviser’s investment team is responsible for the day-to-day management of the Fund. Paul Blinn and Rafael Resendes (each a “Portfolio Manager,” or collectively, the “Portfolio Managers”) comprise the Adviser’s investment team. As of April 30, ~~2007,~~2008, each Portfolio Manager exclusively managed the Fund and was not responsible for the portfolio management of any other client account.           Each Portfolio Manager is compensated for his services by the Adviser. Each Portfolio Manager’s compensation consists of a fixed salary and, as owners of the Adviser, a share of the profits of the Adviser, if any, based on each such Portfolio Manager’s percentage ownership of the Adviser. In addition, Portfolio Manager Rafael Resendes is a co-founder and executive of The Applied Finance, Ltd. Group (“AFG”) and, as owner, he also shares in the profits of AFG and participates in an AFG-sponsored 401(k) plan.

As stated above, Portfolio Manager Rafael Resendes is a co-founder and executive of AFG. AFG is an investment consulting firm that provides financial analyses and equity research and valuation to financial institutions, including the Adviser. AFG provides research and other proprietary valuation information to the Adviser for its use in choosing Fund investments. In order to avoid conflicts of interest or potential misuse of information, AFG and the Adviser have each implemented policies and procedures to restrict access to certain types of information until generally published, and require outside compliance involvement to oversee and pre-approve certain types of transactions where conflicts may arise. Further, AFG and the Adviser have engaged an outside compliance firm to oversee this program and implement and monitor the adopted polices and procedures.

          Each Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of immediate family members; as a result, each Portfolio Manager may engage in activities other than on behalf of the Fund. Conflicts may arise as a result of the Portfolio Manager’s differing economic interests in respect of such activities, such as with respect to allocating investment opportunities. Pursuant to the Code of Ethics adopted by each of the Trust and the Adviser, the Portfolio Managers are prohibited from effecting transactions for their personal accounts which are contrary to recommendations being made to the Fund. In addition, the Portfolio Managers are prohibited from competing with the Fund in connection with such transactions.

         As of April 30, ~~2007,~~2008, the Portfolio Managers owned shares of the Fund in the following ranges:

Portfolio Manager	Dollar Range of Fund Shares
Paul Blinn	$500,001 to $1,000,000
Rafael Resendes	$100,001 to $500,000

TRUSTEES AND OFFICERS

          The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

          The following table provides information regarding the ~~Trustees~~trustees of the Trust who are not “interested” persons of the Trust ~~(each an “Independent Trustee” and collectively, the “Independent Trustees”)~~within meaning of the 1940 Act.

Name, Address*, (~~Date of Birth~~Age), Position with Trust~~,~~**~~and~~,Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 60) Independent Trustee, December 2002 to present; Chairman of Audit and Pricing Committees

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (~~1946~~Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment ~~advisor~~adviser, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

~~Gary E. Hippenstiel (1947) Independent Trustee and Audit Committee Chairman, December 2002 to present~~

~~Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee of W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.~~

Daniel J. Condon (~~1950~~Age - 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (~~1952~~Age - 56)~~***~~ Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since ~~2001, Executive Vice President and Director from 1990 to 2000~~2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to ~~November~~September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2003; Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.).

* The address for each trustee is~~431 N. Pennsylvania St., Indianapolis, IN 46204. Effective October 8, 2007, the address for each trustee will be~~ 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

~~** The Trust currently consists of 41 series.~~** As of the date of this SAI, the Trust consists of 34 series.

~~*** Effective January 1, 2007, Ronald C. Tritschler is an independent trustee. Prior to January 1, 2007 he was considered an interested person of the Trust due to his ownership interest in the former parent company of the distributor of certain series of the Trust.~~

          The Trust’s audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, ~~2006.~~2007.

  The Pricing Committee of the Board of Trustees is responsible for reviewing and approving ~~the Adviser’s~~ fair valuation determinations, if any, by the Fund’s Adviser. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee ~~was established in 2006 and held two~~held four meetings during the year ended December 31, 2007.

  The Adviser Contract Renewal Committee is responsible for conducting due diligence on the initial approval and ongoing renewals of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding approvals and renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which is provided by the investment advisers and sub-advisers and the Trust's Administrator, and it also conducts telephone interviews of advisers and sub-advisers. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two independent Trustees are required to establish a quorum. This Committee was recently established in 2007 and held three meetings during the year ended December 31, ~~2006.~~2007.

  The following table provides information regarding each Trustee who is an “interested person” of the Trust, and each officer of the Trust.

Name, Address*, (~~Date of Birth~~Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston(~~1959~~Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to ~~September~~November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (~~1961~~Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April~~,~~ 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

~~J. Michael Landis (1971)~~William Murphy (Age - 45)**** Interim Treasurerand Chief Financial Officer,~~March 2007~~ February 2008 to present

~~Vice President of Fund Accounting and~~Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October~~, 2006; Director of Fund Accounting and Fund~~2007; Supervisor, Separate Accounts Administration for ~~PFPC, a mutual fund servicing company, from July 2006~~American United Life Insurance Company, from 2000 to October ~~2006; Manager of Fund Accounting for Unified Fund Services, Inc. from November 2004 to July 2006; Manager of Fund Accounting for Mellon Financial Corporation from November 1998 to November 2004.~~2007.

Lynn E. Wood (~~1946~~Age - 61) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from ~~December 2004 to October 2005 and from~~ 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather ~~A.~~ Bonds (~~1975~~Age - 33) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January ~~2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007;~~2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds from August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each ~~of the officers is 431 N. Pennsylvania St., Indianapolis, IN 46204. Effective October 8, 2007, the address for each of the officers will be~~trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** ~~The~~As of the date of this SAI, the Trust~~currently~~ consists of ~~41~~34 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the distributor of various series of the Trust.

****Effective February 20, 2008, the Board appointed Mr. Murphy as Interim Chief Financial Officer and Treasurer to fill the vacancy created by the resignation of the prior Treasurer.

          The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, ~~2006.~~2007.

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald C. Tritschler	None	None
Stephen A. Little	None	None
Daniel J. Condon	None	None
Kenneth G.Y. Grant	None	None
Nancy V. Kelly	None	None
* The Trust currently consists of ~~41~~34 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Trust on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and ~~each series~~the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by each series will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust~~(~~[1]~~)~~
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$~~1,098(2)~~1,412[2]	$0	$0	$~~45,000~~48,000
Stephen A. Little, Chairman of the Board	$~~1,098(2)~~1,412[2]	$0	$0	$~~45,000~~48,000
Daniel J. Condon, Trustee	$~~854(3)~~1,118[3]	$0	$0	$~~35,000~~38,000
Ronald C. Tritschler, Trustee	$~~854(3)~~1,118[4]	$0	$0	$~~35,000~~38,000
Kenneth G.Y. Grant, Trustee	$1,118[5]	$0	$0	$38,000
Interested Trustees and Officers	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust~~(1)~~*
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
~~J. Michael Landis~~William Murphy, Interim Treasurer and CFO	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$~~3,659(4)~~4,647[6]	$0	$0	$~~150,000(5)~~158,000[7]
Heather ~~A.~~ Bonds, Secretary	$0	$0	$0	$0

~~(~~1~~)~~The Trust currently consists of ~~41~~34 series.

~~(~~2~~)~~During the ~~period June 2, 2006 (commencement of operations) through~~fiscal year ended April 30, ~~2007,~~2008, each Trustee received a total of $~~961~~1,169 from the Fund.

~~(~~3~~)~~During the ~~period June 2, 2006 (commencement of operations) through~~fiscal year ended April 30, ~~2007,~~2008, each Trustee received a total of $~~748~~915 from the Fund.

~~(~~4~~)During the period June 2, 2006 (commencement of operations) through April 30, 2007,~~During the fiscal year ended April 30, 2008, the Trustee received a total of $912 from the Fund.

5The Trustee received no compensation from the Funds during the fiscal year ended April 30, 2008. The Trustee was appointed to the Board in May, 2008.

6During the fiscal year ended April 30, 2008, the CCO received a total of $~~4,676~~5,433 from ~~the~~each Fund.

~~(5)~~7In addition to the CCO’s salary listed in the table, the Trust incurs $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

          As of August 15, ~~2007,~~2008, the following persons were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94102	~~71.77~~63.50%	Record
LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121	~~20.09~~25.23%	Record

          As of August 15, ~~2007,~~2008, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

          Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

          When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

          The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund’s portfolio turnover rate for the period June 2, 2006 (commencement of operations) through April 30, 2007 was 122.43%, and the Fund’s portfolio turnover rate for the fiscal year ended April 30, 2008 was 82.67%.

PORTFOLIO TRANSACTIONS AND BROKERAGE

          Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

          The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

          Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. During the ~~period June 2, 2006 (commencement of investment operations) through~~fiscal year ended April 30, ~~2007,~~2008, the Adviser did not direct any Fund brokerage transactions to brokers on the basis of research services provided by any such broker to the Fund.

          Over-the-counter transactions may ~~e~~be placed with broker-dealers if the Adviser is able to obtain best execution (including commissions and price). Over-the-counter transactions may also be placed directly with principal market makers. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

During the period June 2, 2006 (commencement of operations) through April 30, 2007, the Fund paid brokerage commissions of $~~2,681.~~2,681, and during the fiscal year ended April, and during the fiscal year ended April 30, 2008, the Fund paid brokerage commissions of $10,278.

          The Trust, the Adviser and the Fund’s Distributor have each adopted a Code of Ethics (the “Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes from the Fund, free of charge, by calling Shareholder Services at (800) 343-5902. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

          The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Adviser nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.

          Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.The Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

          The Trust and the Fund’s Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board of Trustees. The Adviser’s proxy voting policy generally provides that all proxy solicitations shall be reviewed on an issuer-by-issuer basis, and that each item for which a vote is sought shall be considered in the context of the issuer under review and the various economic impacts such item may have on the Fund’s stated investment objectives. The Adviser will give great weight to the views of the issuer’s management, and in most cases will vote in favor of management’s recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on the Fund’s shareholder value. In such cases, the Adviser will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit the Fund’s shareholders.           The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

          You may obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling Shareholder Services at (800) 343-5902 or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at ~~431~~2960 N. ~~Pennsylvania~~Meridian Street,Suite 300, Indianapolis, IN ~~46204,~~46208, Attn: Unified Series Trust Chief Compliance Officer.~~Effective October 8, 2007, Unified’s address will be 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208.~~ A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

          The net asset value of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

          Equity securities generally are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair ~~price~~value as determined by the Adviser in good faith, in accordance with guidelines ~~adopted by and subject to review of~~established by the Board of Trustees. The Board of Trustees annually approves the pricing services used by the fund accounting agent. The fund accounting agent maintains a pricing review committee, which consults with an independent trustee who is a member of the Pricing Committee as fair valuation issues arise. ~~Manually priced~~Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

          The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

          An example of how the Fund calculated its net asset value per shares as of the last date of its last fiscal year is as follows:

~~$5,114,138_~~	~~= $11.32~~
~~451,837~~

$17,924,310_	= $10.30
1,740,382

REDEMPTION IN-KIND            The Fund does not intend to redeem shares in any form except cash. However, if the amount being redeemed is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

          The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

          ~~Dividends out of net investment income (generally interest income and dividends received on investments, less expenses), together with distributions of net realized short-term capital gains and certain foreign currency gains, are generally taxable as ordinary income to shareholders who are subject to federal income taxes, whether or not reinvested. As a result of recent federal tax legislation, qualifying distributions paid out of the Fund’s investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income. Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses (“net capital gain”) designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Fund’s shares, regardless of how long the shareholders have held the Fund’s shares. Long-term capital gains to the Fund require the holding of assets for more than one year.~~

        A redemption of the Fund’s shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

          If the Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight percent (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

          To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•

Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

          The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of April 30, ~~2007,~~2008, the Fund had no capital loss carryforwards.

          Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

          The portion of the dividends the Fund pays(other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

          If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

          If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

          The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. A Trustee of the Trust is a member of the Custodian’s management. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. ~~Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington Bancshares, Inc~~

For its custodial services, the Custodian receives a monthly fee from the Fund based on the market value of assets under custody. The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. Custodial fees are subject to a $250 monthly minimum fee per Fund account.

FUND SERVICES

          Unified, ~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300, Indianapolis, Indiana ~~46204,~~46208, acts as the Fund’s transfer agent, fund accountant, and administrator. ~~Effective October 8, 2007, Unified’s address will be 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208. Unified operates as~~Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the custodian and the Distributor. ~~The~~Certain officers of the Trust are ~~members of management and/or employees~~also officers of Unified.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, act as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions. For its services as a transfer agent, Unified receives a monthly fee from the Fund of $1.25 per shareholder account (subject to a minimum annual fee of $15,000).

          In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Fund equal to an annual rate of 0.05% of the Fund’s average daily net assets up to $50 million, 0.04% of the Fund’s average daily net assets from $50 million to $100 million, 0.03% of the Fund’s average daily net assets from $100 million to $150 million, and 0.02% of the Fund’s average daily net assets over $150 million (subject to a $20,000 annual minimum).

          Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund’s average daily net assets under $50 million, 0.07% of the Fund’s average daily net assets from $50 million to $100 million, 0.05% of the Fund’s average daily net assets from $100 million to $150 million, and 0.03% of the Fund’s average daily net assets over $150 million (subject to a $30,000 annual minimum). The following table provides information regarding fees paid by the Fund to Unified during the period June 2, 2006 (commencement of investment operations) through April 30, 2007 in connection with its transfer agency, fund accounting and administrative services to the Fund. The amounts given include reimbursement for various out-of-pocket expenses.

Fiscal Year Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Accounting Services	Fees Paid for Administrative Services
April 30, 2007*	$17,422	$13,750	$28,500
April 30, 2008	$33,314	$19,833	$32,000

*For the period June 2, 2006 (commencement of investment operations) through April 30, 2007

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the independent registered public accounting firm for the Fund for the fiscal year ended April 30, ~~2008.~~2009. Cohen Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

          Unified Financial Securities, Inc., ~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300, Indianapolis, Indiana ~~46204~~46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. ~~Effective October 8, 2007, the Distributor’s address will be 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208.~~ An officer of the Trust is an officer of the Distributor~~. As a result, such person may be deemed to be an affiliate of the Distributor. The~~, and a Trustee of the Trust is an officer of the Custodian, which, together with the Distributor and Unified, are ~~controlled by~~wholly-owned subsidiaries of Huntington Bancshares~~, Inc~~. As a result, such persons may be deemed to be affiliates of the Distributor.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

DISTRIBUTION PLAN

          The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on December 12, 2005 called for the purpose of, among other things, voting on such Plan.

          The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The ~~Plan has not yet been activated, although it may be activated at any time in the future.~~Fund does not intend to activate the Plan prior to April 30, 2009.

FINANCIAL STATEMENTS

          The financial statements of the Fund and the report of the independent registered public accounting firm required to be included in this SAI are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the period ended April 30, ~~2007.~~2008. The Annual Report may be obtained, without charge, by calling Shareholder Services at (800) 343-5902.

PART C. OTHER INFORMATION

Item 23.     Exhibits

(1)

     (a )     Financial Statements included in Part A: Financial Highlights Table for each of IMS Capital Value Fund, IMS Strategic Income Fund, IMS Strategic Allocation Fund and Toreador Large Cap Fund.

     (b )     Financial Statements included in Part B: Audited Financial Statements for each of IMS Capital Value Fund, IMS Strategic Income Fund, IMS Strategic Allocation Fund and Toreador Large Cap Fund.

(2)     (a )

           (i )     Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

          (ii )     First Amendment to Agreement and Declaration of Trust, as filed with the State of Ohio on September 15, 2005 – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

          (iii )     Amendment No. 2 to Agreement and Declaration of Trust, as filed with the State of Ohio on May 17, 2006 – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

          (iv )     Amendment No. 3 to Agreement and Declaration of Trust, as filed with the State of Ohio on September 1, 2006 – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

          (v )     Amendments No. 4 and 6 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

          (vi )     Amendment No. 5 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

          (vii )     Amendment No. 7 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2007 and incorporated herein by reference.

          (viii )     Amendment No. 8 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

          (ix )     Amendment No. 9 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and incorporated herein by reference..

        (b )     By-laws adopted as of October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

     (c )     Instruments Defining Rights of Security Holders – None.

     (d )     Investment Advisory Contracts:

1.     Copy of Registrant’s Management Agreement with Gamble Jones Investment Counsel with regard to the GJMB Growth Fund, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

2.

    (a )     Copy of Registrant’s Management Agreement with Spectrum Advisory Services, Inc. (“Spectrum”) with regard to the Marathon Value Portfolio, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

                     (b )     Copy of the Side Letter Agreement with Spectrum regarding fee waiver and expense reimbursement with respect to the Marathon Value Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

3 .     (a )     Copy of Registrant’s Management Agreement with StoneRidge Investment Partners, LLC with regard to the StoneRidge Small Cap Growth Fund, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(b )     Copy of the Side Letter Agreement with StoneRidge Investment Partners, LLC, regarding fee waiver and expense reimbursement with respect to the StoneRidge Small Cap Growth Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2007 and incorporated herein by reference.

4 .

   (a )     Copy of Registrant’s Amended and Restated Management Agreement with Becker Capital Management, Inc. with regard to the Becker Value Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

     (b )     Copy of the Side Letter Agreement with Becker Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Becker Value Equity Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

5 .

     (a )     Copy of Registrant’s Management Agreement with Becker Capital Management, Inc. with regard to the Becker Small Cap Value Equity Fund approved December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated October 20, 2004 and incorporated herein by reference.

     (b )     Copy of the Side Letter Agreement with Becker Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Becker Small Cap Value Equity Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

6 .

     (a )     Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Large Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

     (b )     Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Large Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

7 .

     (a )     Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Mid Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

     (b )     Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Mid Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

8 .

     (a )     Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Small Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

     (b )     Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Retail Class shares of the Dreman Contrarian Small Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

     (c )     Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Institutional Class shares of the Dreman Contrarian Small Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

9 .

     (a )     Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

                       (b )     Copy of Registrant’s Side Letter Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Growth Fund for the 2008 fiscal year– Filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and incorporated herein by reference.

10 .     Copy of Registrant’s Amended and Restated Management Agreement with IMS Capital Management, Inc. with regard to the IMS Capital Value Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007, and incorporated herein by reference.

11 .

     (a )     Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Allocation Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Strategic Allocation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

12 .

     (a )     Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Income Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

13 .

     (a )     Copy of Registrant’s Amended and Restated Management Agreement with Chinook Capital Management with respect to the Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Chinook Capital Management regarding fee waiver and expense reimbursement with respect to the Chinook Emerging Growth Fund for the 2008 fiscal year– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

14 .

     (a )     Copy of Registrant’s Management Agreement with Marco Investment Management, LLC with regard to the Marco Targeted Return Fund approved December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Marco Investment Management, LLC regarding fee waiver and expense reimbursement with respect to the Marco Targeted Return Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

15 .

    (a )     Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Equity Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2008 and incorporated herein by reference.

16 .

     (a )     Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

17 .

     (a )     Copy of Registrant’s Management Agreement with Archer Investment Corporation with regard to the Archer Balanced Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated July 27 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Balanced Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

18 .     Copy of Registrant’s Management Agreement with The Roosevelt Investment Group with respect to the Roosevelt Multi-Cap Fund, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

19 .

     (a )     Copy of Registrant’s Management Polynous Capital Management, Inc. with regard to the Polynous Growth Fund, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Polynous Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Polynous Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

20 .

      (a)     Copy of Registrant’s amended and restated Management Agreement with Iron Financial Management, Inc., dated January 30, 2006, with regard to Iron Market Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Iron Financial Management, Inc., regarding the temporary reduction of the management fee for the Iron Market Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2008 and incorporated herein by reference.

21 .

     (a )     Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

22 .

     (a )     Copy of Registrant’s Management Agreement with Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

     (b )     Form of Amended and Side Letter Agreement with Quixote Capital Management, LLC regarding fee waiver and expense reimbursement with respect to the QCM Absolute Return Fund - Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

23 .

     (a )     Copy of Registrant’s Management Agreement with Toreador Research & Trading LLC with regard to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

     (b )     Copy of Executed Side Letter Agreement with Toreador Research & Trading LLC regarding fee waiver and expense reimbursement with respect to the Toreador Large Cap Fund for the 2008 fiscal year – Filed herewith.

24 .

     (a )     Copy of Registrant’s Management Agreement with Iron Financial Management, Inc., with regard to Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated May 3, 2006 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Iron Financial Management, Inc., regarding fee waiver and expense reimbursement with respect to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2008 and incorporated herein by reference.

25 .

     (a )     Copy of Registrant’s Management Agreement with Leeb Capital Management, Inc. with regard to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Leeb Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Leeb Focus Fund for the 2008 fiscal year– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

26 .

     (a )     Copy of Registrant’s Management Agreement with Pekin Singer Strauss Asset Management, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Pekin Singer Strauss Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

27 .

      (a )     Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Alpha Growth Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Alpha Growth Institutional Fund for the 2008 and 2009 fiscal years – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

28 .

     (a )     Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Alpha Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Alpha Value Institutional Fund for the 2008 and 2009 fiscal years – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

29 .

     (a )     Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Managed Volatility Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Managed Volatility Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

30 .

     (a )     Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Large Cap Value Fund’s 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

31 .

     (a )     Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Small Cap Value Fund’s 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

32 .      Copy of Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Large Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

33 .

     (a )     Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

     (b )     Copy of Sub-advisory Agreement between Dean Investment Associates, LLC and Newton Capital Management Ltd. with regard to Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

     (c )     Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean International Fund’s 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

34 .

     (a )     Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

35 .

     (a )     Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

36 .

     (a )     Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

37 .

     (a )     Copy of Registrant’s Management Agreement with Mirzam Asset Management, LLC with regard to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Mirzam Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

     (c )     Copy of Sub-Advisory Agreement between Mirzam Asset Management, LLC and Bastiat Capital, LLC with regard to Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

38 .

     (a )     Copy of Registrant’s Management Agreement with Bell Investment Advisors, Inc. with regard to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Bell Investment Advisors, Inc. regarding fee waiver and expense reimbursement with respect to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

39 .

     (a )     Copy of Registrant’s Management Agreement with SB-Auer Funds, LLC with regard to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with SB-Auer Funds, LLC regarding fee waiver and expense reimbursement with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

40 .

     (a )     Copy of Registrant’s Management Agreement with Envestnet Asset Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Envestnet Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (c )     Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Aletheia Research and Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (d )     Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Hillman Capital Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (e )     Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Optique Capital Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (f )     Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and London Company of Virginia with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (g )     Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Pictet Asset Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (h )     Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and WB Capital Management Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

41 .

     (a )     Copy of Registrant’s Management Agreement with Envestnet Asset Management, Inc. with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Envestnet Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (c )     Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Loomis, Sayles & Company, LP with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (d )     Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and SMH Capital Advisors, Inc. with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

42 .     Copy of Portfolio Consulting Agreement between Envestnet Asset Management, Inc. and III to I Financial Management Research, L.P. with regard to 3 to 1 Funds – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

43 .

               (a )     Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Small Cap Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and incorporated herein by reference.

        (b )     Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Small Cap Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and incorporated herein by reference.

(e)     (1)     Underwriting Contracts.

      (a)     Copy of Registrant’s Distribution Agreement with Unified Financial Securities, Inc., dated December 18, 2002, as amended December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated December 30, 2004 and incorporated herein by reference.

          (b)     Copy of Registrant’s amended and restated Distribution Agreement with Unified Financial Securities, Inc., dated January 17, 2007 – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

(2)     Underwriting Contracts. Copy of Distribution Agreement among Registrant, Becker Capital Management, Inc. and Unified Financial Securities, Inc., dated October 17, 2003 – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)     Underwriting Contracts. Copy of Distribution Agreement among Registrant, Dreman Value Management, LLC and Unified Financial Securities, Inc., dated October 17, 2003 – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(4)     Underwriting Contracts. Copy of Distribution Agreement among Registrant, Crawford Investment Counsel, Inc. and Unified Financial Securities, Inc., approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(5)     Underwriting Contracts. Copy of Distribution Agreement between Registrant and Polynous Securities, LLC, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(f)     Bonus or Profit Sharing Contracts – None.

(g)     Custodian Agreements.

(1)     Copy of Registrant’s Custodian Agreement with Huntington National Bank, dated December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(2)     (a )     Custodian Agreement. Copy of Registrant’s Custodian Agreement with U.S. Bank, N.A., dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

     (b )     Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant, dated December 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(3)     Special Custody and Pledge Agreement, by and among, Registrant, Goldman, Sachs & Co., Quixote Capital Management, LLC, and U.S. Bank National Association with respect to the QCM Absolute Return Fund, dated December 2, 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(h)     (1)     (a )     Other Material Contracts. Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2005 and incorporated herein by reference.

          (b )     Amendment to Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc., effective as of October 1, 2007 – Filed with Registrant’s registration statement on Form N-1A dated October 30, 2007 and incorporated herein by reference.

(i)     Legal Opinion and Consent – A Legal Opinion by Thompson Hine LLP was filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and is hereby incorporated by reference. The consent of Thompson Hine LLP is filed herewith.

(j)     Other Opinions. Consent of independent registered public accounting firm to the use of audited financial statements for each of IMS Capital Value Fund, IMS Strategic Income Fund, IMS Strategic Allocation Fund and Toreador Large Cap Fund – Filed herewith.

   (k)     Omitted Financial Statements – None.

(l)     Initial Capital Agreements. Copy of Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m)     (1)     Copy of Rule 12b-1 Distribution Plan for each of Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(2)     Copy of Distribution Coordination Agreement for each of the Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(3)     Copy of Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(4)     Copy of Rule 12b-1 Distribution Plan for Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(5)     Copy of Rule 12b-1 Distribution Plan for Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

(6)     Copy of Rule 12b-1 Distribution Plan for the Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(7)     Copy of Rule 12b-1 Distribution Plan for the Polynous Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(8)     Copy of Rule 12b-1 Distribution Plan for FCI Equity Fund and FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

(9)     Copy of Rule 12b-1 Distribution Plan for QCM Absolute Return Fund – Filed with Registrant’s registration statement on Form N-1A dated June 13, 2006 and incorporated herein by reference.

(10)     Copy of Rule 12b-1 Distribution Plan with respect to the Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(11)     Copy of Rule 12b-1 Distribution Plan with respect to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

(12)     Copy of Rule 12b-1 Distribution Plan with respect to the Leeb Focus Fund Retail Class shares – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(13)     Copy of Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(14)     Copy of Rule 12b-1 Distribution Plan with respect to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(15)     Copy of Rule 12b-1 Distribution Plan with respect to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(16)     Copy of Rule 12b-1 Distribution Plan with respect to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(17)     Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(18)     Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(19)     Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(20)     Copy of Rule 12b-1 Distribution Plan with respect to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2007 and incorporated herein by reference.

(21)     Copy of Rule 12b-1 Distribution Plan with respect to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(22)     Copy of Rule 12b-1 Distribution Plan with respect to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(23)     Copy of Rule 12b-1 Distribution Plan with respect to the 3 to 1 Diversified Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

(24)     Copy of Rule 12b-1 Distribution Plan with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(n)     (1)     Copy of Rule 18f-3 Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(2)     Copy of Rule 18f-3 Plan for the Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

(3)     Copy of Rule 18f-3 Plan for the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

(o)     Reserved.

(p)     (1)     Registrant’s Amended Code of Ethics – Filed with Registrant’s registration statement on Form N-1A on June 20, 2007 and incorporated herein by reference.

     (2)     Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

     (3)     Code of Ethics adopted by Unified Financial Securities, Inc., as distributor to Registrant – Filed with Registrant’s registration statement on Form N-1A on July 3, 2008 and incorporated herein by reference.

(q)     (1)     Registrant’s Revised Proxy Voting Policy – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

     (2)     ISS Proxy Voting Guidelines adopted by Becker Capital Management, Inc. – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

     (3)     Proxy Voting Policy and Procedures adopted by Dreman Value Management, LLC with respect to the Dreman Funds – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

     (4)     Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

     (5)     Proxy Voting Policy and Procedures adopted by Spectrum Advisory Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated February 27, 2004 and incorporated herein by reference.

     (6)     Proxy Voting Policy and Procedures adopted by Ariston Capital Management Corp. – Filed with Registrant’s registration statement on Form N-1A dated March 3, 2004 and incorporated herein by reference.

     (7)     Proxy Voting Policy and Procedures adopted by Gamble Jones Investment Counsel with regard to the GJMB Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 30, 2004 and incorporated herein by reference.

     (8)     Proxy Voting Policy and Procedures adopted by IMS Capital Management, Inc. with regard to each of the IMS Funds – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

     (9)     Proxy Voting Policy and Procedures adopted by Chinook Capital Management with regard to the Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 13, 2004 and incorporated herein by reference.

     (10)     Proxy Voting Policy and Procedures adopted by Marco Investment Management, LLC with regard to the Marco Targeted Return Fund – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

     (11)     Proxy Voting Policy and Procedures adopted by Financial Counselors, Inc. with regard to each of the FCI Funds – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

     (12)     Proxy Voting Policy and Procedures adopted by Archer Investment Corporation with regard to the Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

     (13)     Proxy Voting Policy and Procedures adopted by Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

     (14)     Proxy Voting Policy and Procedures adopted by with Toreador Research & Trading LLC as advisor to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

     (15)     Proxy Voting Policy and Procedures adopted by Leeb Capital Management, Inc. as advisor to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

     (16)     Proxy Voting Policy and Procedures adopted by Pekin Singer Strauss Asset Management, Inc. as advisor to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

     (17)     Updated Proxy Voting Policy and Procedures adopted by Symons Capital Management, Inc. as advisor to Symons Institutional Funds– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

     (18)     Proxy Voting Policy and Procedures adopted by SMI Advisory Services, LLC as advisor to Sound Mind Investing Funds – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2006 and incorporated herein by reference.

     (19)     Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as advisor to the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

     (20)     Proxy Voting Policy and Procedures adopted by Newton Capital Management Ltd. as sub-advisor to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

     (21)     Proxy Voting Guidelines used with respect to Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated April 11, 2008 and incorporated herein by reference.

     (22)     Proxy Voting Policy and Procedures adopted by Bastiat Capital, LLC as sub-advisor to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

     (23)     Proxy Voting Policy and Procedures adopted by Bell Investment Advisors, Inc. as advisor to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

     (24)     Proxy Voting Policy and Procedures adopted by Aletheia Research and Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (25)     Proxy Voting Policy and Procedures adopted by Hillman Capital Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (26)     Proxy Voting Policy and Procedures adopted by Optique Capital Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (27)     Proxy Voting Policy and Procedures adopted by London Company of Virginia as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (28)     Proxy Voting Policy and Procedures adopted by Pictet Asset Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (29)     Proxy Voting Policy and Procedures adopted by WB Capital Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (30)     Proxy Voting Policy and Procedures adopted by SMH Capital Advisors, Inc. as sub-adviser to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (31)     Proxy Voting Policy and Procedures adopted by Loomis, Sayles & Company, LP as sub-adviser to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (32)     Proxy Voting Policy and Procedures adopted by SBAuer Funds, LLC as adviser to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

Item 24.     Persons Controlled by or Under Common Control with Registrant

          The sole shareholder of each of the FCI Bond Fund and FCI Equity Fund (together, the FCI Funds”), Midtrusco, is under common control with the FCI Funds’ investment adviser, Financial Counselors, Inc. Financial Counselors, Inc. is owned 100% by FCI Holding Corporation, a Delaware corporation.

          Becker Capital Management may be deemed to be under common control with the Becker Small Cap Value Equity Fund because the employees of Becker own more than 25% of the Becker Small Cap Value Equity Fund,through the Becker Capital Management, Inc. Pension Plan, and 100% of Becker Capital Management.

          Dean Investment Associates, LLC may be deemed to be under common control with each of the Dean Funds because various persons that own Dean Wealth Management LLP, a controlling shareholder of the Dean Funds, also indirectly own more than 75% of Dean Investment Associates, LLC.

Item 25.     Indemnification

          Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Item 26.     Business and Other Connections of the Investment Advisers

1.

Archer Investment Corporation (“Archer”) serves as investment adviser to the Archer Balanced Fund, a series of Registrant. Mr. Troy Patton is the Managing Director of Archer. Further information about Archer can be obtained from the Form ADV Part I filed via the FINRA’s CRD/IARD system, and available on the Investment Adviser Public Disclosure Website (“IAPD”).

2.

Bastiat Capital,LLC (“Bastiat”) serves as sub-advisor to Mirzam Enhanced Equity Fund. Albert J. Meyer and William L. Culbertson, III, portfolio managers of the Mirzam Enhanced Equity Fund, each is a managing member of Bastiat. Further information about Bastiat can be obtained from its Form ADV Part I available on the IAPD.

3.

Becker Capital Management, Inc. (“Becker”) serves as the investment adviser for the Becker Value Equity Fund and the Becker Small Cap Value Equity Fund, each a series of the Trust. Patrick E. Becker serves as the Chairman and Chief Investment Officer of Becker. Further information about Becker can be obtained from the Form ADV Part I available on the IAPD.

4.

Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Dividend Growth Fund, a series of the Trust. John H. Crawford III serves as President and Chief Investment Officer of Crawford. Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

5.

Chinook Capital Management serves as the investment adviser to the Chinook Emerging Growth Fund, a series of the Trust. Mr. Gregory Houser is a managing member of Chinook. Further information about Chinook can be obtained from the Form ADV Part I available on the IAPD.

6.

Dean Investment Associates, LLC (“Dean”), serves as investment advisor to the Dean Funds. Stephen M. Miller serves President and Chief Operating Officer of Dean, and each of Mark E. Schutter, Ronald A. Best and Debra E. Rindler are executive officers. Further information about Dean can be obtained from its Form ADV Part I available on the IAPD.

7.

Dreman Value Management, LLC (“Dreman”) serves as the investment adviser for the Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund, each a series of the Trust. Mr. David Dreman is the Chairman and Chief Investment Officer of Dreman. Further information about Dreman can be obtained from the Form ADV Part I available on the IAPD.

8.

Financial Counselors, Inc. (“FCI”) serves as the investment adviser to the FCI Equity Fund and FCI Bond Fund, each a series of the Trust. Mr. Robert T. Hunter serves as President and Chief Executive Officer of FCI. Further information about FCI can be obtained from the Form ADV Part I available on the IAPD.

9.

Gamble Jones Investment Counsel (“GJIC”) serves as the investment adviser for the GJMB Growth Fund, a series of the Trust. Mr. Thomas W. Bent serves as President and Ms. Alison Gamble is also an executive officer. Further information about GJIC, its officers and partners can be obtained from the Form ADV Part I available on IAPD.

10.

IMS Capital Management, Inc.(“IMS”) serves as the investment adviser to the IMS Capital Value Fund, IMS Strategic Allocation Fund and IMS Strategic Income Fund, each a series of the Trust. Mr. Carl W. Marker serves as Chairman and President of IMS. Further information about IMS can be obtained from the Form ADV Part I available on the IAPD.

11.

Iron Financial Management, Inc. serves as investment advisor to the Iron Market Opportunity Fund. Mr. Aaron Izenstark is the President, while Mr. Richard Lakin is the Chief Compliance Officer and Chief Operations Officer of Iron Financial. Further information about Iron Financial can be obtained from its Form ADV Part I available on the IAPD.

12.

Leeb Capital Management, Inc. (“Leeb”), serves as investment advisor to the Leeb Focus Fund. Steven L. Leeb is the President and Donna A. Leeb and Steven Fishman are executive officers. Further information about Leeb can be obtained from its Form ADV Part I available on the IAPD.

13.

Marco Investment Management, LLC serves as the investment advisor to the Marco Targeted Return Fund, a series of the Trust. Mr. Steven S. Marco is the Managing Member. Further information about Marco can be obtained from the Form ADV Part I available on the IAPD.

14.

Mirzam Asset Management, LLC (“Mirzam”) serves as investment advisor to Mirzam Enhanced Equity Fund. Mr. Clifford R. Morris is a managing member of Mirzam. Further information about Mirzam will be available from its Form ADV Part I available on the IAPD.

15.

Newton Capital Management, Ltd. (“Newton”), serves as investment sub-advisor to the Dean International Fund. Helena Morrissey serves at a Director and Chief Executive Officer of Newton, and each of Jeff Munroe, Kate Turner, Jeremy Bassil, Mark W. Scott, Andrew Downs and Steven B. Tutt are executive officers. Further information about Newton can be obtained from its Form ADV Part I available on the IAPD.

16.

NS Investment Partners, LLC (“NSIP”), serves as investment advisor to the NS Small Cap Growth Fund. Peter Niedland and Mark Schlegel serve as managers of NSIP. Further information about NSIP can be obtained from its Form ADV Part I available on the IAPD.

17.

Pekin Singer Strauss Asset Management, Inc. (“Pekin”) serves as investment advisor to the Appleseed Fund. Mr. Ronald L. Strauss is the President of Pekin; Richard A. Singer, Brandon Hardy, Alan L. Zable and William A. Pekin all are executive officers. Further information about Pekin can be obtained from its Form ADV Part I available on the IAPD .

18.

Polynous Capital Management, Inc. (“Polynous”) serves as investment advisor to the Polynous Growth Fund. Mr. Kevin Wenck is the President of Polynous. Further information about Polynous can be obtained from its Form ADV Part I available on the IAPD.

19.

Quixote Capital Management, LLC (“Quixote”) serves as investment advisor to the QCM Absolute Return Fund, a series of Registrant. Mr. Jerry Paul is the Managing Director of Quixote. Further information about Quixote can be obtained from the Form ADV Part I of Quixote available on the IAPD.

20.

SMI Advisory Services, LLC (“SMI”) serves as investment advisor to the Sound Mind Investing Fund and Sound Mind Investing Managed Volatility Fund, each a series of Registrant. Mr. Eric Collier, Mr. Mark Biller, and Mr. Anthony Ayers are all principals of SMI. Further information about SMI can be obtained from the Form ADV Part I of SMI available on the IAPD.

21.

Spectrum Advisory Services, Inc. (“Spectrum”) serves as the investment advisor for the Marathon Value Portfolio, a series of the Trust. Mr. Marc Heilweil serves as President of Spectrum. Further information about Spectrum can be obtained from the Form ADV Part I available on the IAPD.

22.

StoneRidge Investment Partners, LLC (“SIPL”) serves as the investment advisor for the StoneRidge Small Cap Growth Fund, a series of the Trust. Mr. James E. Minnick is the Manager of SIPL. Messieurs Philip H. Brown, Joseph E. Stocke, Daniel Cook and Lester T. Rich are all managing directors of SIPL. Further information about SIPL can be obtained from the Form ADV Part I available on the IAPD.

23.

Symons Capital Management, Inc. (“Symons”) serves as the investment advisor for the Symons Alpha Value Institutional Fund and Symons Alpha Growth Institutional Fund, each a series of the Trust. Edward L. Symons, Jr. is the Chairman and Founder, and Colin E. Symons, CFA, is the Chief Investment Officer. Christopher C. Hoel, Vickilynn Ellis, Richard F. Foran and Michael P. Czajka each are executive officers of Symons. Further information about Symons can be obtained from the Form ADV Part I available on the IAPD.

24.

The Roosevelt Investment Group (“Roosevelt”) serves as investment advisor to the Roosevelt Multi-Cap Fund. Mr. Arthur Sheer serves as the Chief Executive Officer of Roosevelt. Further information about Roosevelt can be obtained from its Form ADV Part I available on the IAPD .

25.

Toreador Research & Trading LLC (“Toreador”) serves as investment advisor to Toreador Large Cap Fund. Mr. Paul Blinn and Dan Obrycki are executive officers of Toreador. Further information about Toreador can be obtained from its Form ADV Part I available on the IAPD.

26.

Bell Investment Advisors, Inc. (“Bell”) serves as investment adviser to the Bell Worldwide Trends Fund, a series of Registrant. Mr. James Bell is the President of Bell. Further information about Bell can be obtained from its Form ADV Part I available on the IAPD.

27.

Envestnet Asset Management, Inc. (“Envestnet”) serves as investment adviser to the 3 to 1 Funds. Judson T. Bergman is the Chairman and CEO of Envestnet. Further information about Envestnet can be obtained from its Form ADV Part I available on the IAPD.

28.

III to I Financial Management Research, L.P. (“FMR”) serves as portfolio research consultant to the 3 to 1 Funds. Michael Watters and Darrell Cain are controlling persons of FMR. Further information about FMR can be obtained from its Form ADV Part I available on the IAPD.

29.

Aletheia Research and Management, Inc. (“Aletheia”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Peter Eichler, Roger B. Peikin and Joseph M. Boskovich are executive officers of Aletheia. Further information about Aletheia can be obtained from its Form ADV Part I available on the IAPD.

30.

Hillman Capital Management, Inc. (“Hillman”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Mark A. Hillman is the President and CIO of Hillman. Further information about Hillman can be obtained from its Form ADV Part I available on the IAPD.

31.

Optique Capital Management, Inc. (“Optique”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Colette M. Wallner is the President and Chief Compliance Officer, and Wendell L. Perkins is the CIO of Optique. Further information about Optique can be obtained from its Form ADV Part I available on the IAPD.

32.

London Company of Virginia (“London Company”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Mr. Stephen M. Goddard is a Principal and the CIO of London Company. Further information about London Company can be obtained from its Form ADV Part I available on the IAPD.

33.

Pictet Asset Management, Inc. (“Pictet”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Renaud Deplanta is the CEO and Nicholas Mustoe is the CIO of Pictet. Further information about Pictet can be obtained from its Form ADV Part I available on the IAPD.

34.

WB Capital Management, Inc. (“WB Capital”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Jeffrey, David Lorenzen is the President of WB Capital. Further information about WB Capital can be obtained from its Form ADV Part I available on the IAPD.

35.

SMH Capital Advisors, Inc. (“SMH Capital”) serves as sub-adviser to the 3 to 1 Strategic Income Fund. Robert E. Garrison is the President and a director of SMH Capital. Further information about SMH Capital can be obtained from its Form ADV Part I available on the IAPD.

36.

Loomis, Sayles & Company, LP (“Loomis Sayles”) serves as sub-adviser to the 3 to 1 Strategic Income Fund. Robert J. Blanding is the CEO of Loomis Sayles. Further information about Loomis Sayles can be obtained from its Form ADV Part I available on the IAPD.

37.

SBAuer Funds, LLC (“SBA”) serves as investment adviser to the Auer Growth Fund. Mr. Robert Auer is the managing member of SBA. Further information about Bell can be obtained from its Form ADV Part I available on the IAPD

Item 27.     Principal Underwriters

     Unified Financial Securities, Inc. Unified Financial Securities, Inc. serves as the principal underwriter for the Trust

(a)     Unified Financial Securities, Inc. also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, Builders Fixed Income Fund, Inc., Dividend Growth Trust, LCM Landmark Series Trust, Sparrow Funds, Skyhawk Funds Trust, TrendStar Investment Trust, and The Penn Street Fund, Inc.

(b)     The directors and officers of Unified Financial are as follows:

Name	Title	Position with Trust
Daniel B. Benhase 41 S. High St. Columbus, OH 43215	Director	None
Melissa K. Gallagher*	President	None
Stephen D. Highsmith, Jr.*	Senior Vice President, Secretary, and Treasurer	None
John C. Swhear*	Chief Compliance Officer	Sr. Vice President
Anna Maria Spurgin*	Assistant Vice President	None
D. Eric McKenzie*	Assistant Vice President	None
Karyn E. Cunningham*	Controller	None

     * The principal business address of each officer of Unified Financial is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208

(c)     Not applicable.

Item 28.     Location of Accounts and Records

Unified Fund Services, Inc.

2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank
41 South High Street
Columbus, Ohio 43215

U.S. Bank, National Association

425 Walnut Street

Cincinnati, Ohio 45202

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Unified Financial Securities, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

Polynous Securities, LLC

880 Franklin St., Suite 705
San Francisco, CA 94102

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

III to I Financial Management Research, L.P.
5580 Peterson Lane, Suite 100
Dallas, Texas 75240

Aletheia Research and Management, Inc.
100 Wilshire Blvd., Suite 1960
Santa Monica, California 90401

                       Archer Investment Corporation

                       9000 Keystone Crossing, Suite 630
                       Indianapolis, IN 46240

Bastiat Capital, LLC
Granite Parkway, Suite 200
Plano, TX, 75024

Becker Capital Management, Inc.

                        1211 SW Fifth Avenue, Suite 2185

Portland, OR 97204

Bell Investment Advisors, Inc.
1111 Broadway, Suite 1630
Oakland, CA 94607

Chinook Capital Management, LLC

                        4380 SW Macadam Ave
                        Suite 250
                        Portland, OR 97239

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW
Suite 1650

Atlanta, GA 30339

Dean Investment Associates, LLC
2480 Kettering Tower
Dayton, Ohio 45423

Dreman Value Management, LLC
520 East Cooper Avenue
Suite 230-4

Aspen, CO 81611

Envestnet Asset Management, Inc.
35 East Wacker Drive, 16th Floor
Chicago, Illinois 60601

Financial Counselors, Inc.
442 West 47th Street

Kansas City, Missouri 63112

Gamble Jones Investment Counsel
301 East Colorado Blvd., Suite 802
Pasadena, California 91101

Hillman Capital Management, Inc.
7600 Wisconsin Avenue, Suite 650
Bethesda, Maryland 20814

IMS Capital Management, Inc.
8995 S.E. Otty Road
Portland, Oregon 97266

Iron Financial Management, Inc.

Two Northfield Plaza
Suite 250
Northfield, Illinois 60093

Leeb Capital Management, Inc.
500 Fifth Avenue, 57th Floor
New York, NY 10110

Loomis, Sayles & Company, LP,
One Financial Center
Boston, Massachusetts 02111

London Company of Virginia
1801 Bayberry Court, Suite 301
Richmond, Virginia 23226

Marco Investment Management, LLC
300 Atlanta Financial Center
3343 Peachtree Road, NE

Atlanta, GA 30326

Mirzam Asset Management, LLC
1 Main Street, Suite 200
Tequesta, FL, 33469

Newton Capital Management Ltd.
Mellon Financial Centre
160 Queen Victoria Street, London
EC4V 4LA, United Kingdom

NS Investment Partners, LLP
1055 Westlakes Drive
Suite 300
Berwyn, PA 19312

Optique Capital Management, Inc.
555 Main St., Suite 440
Racine, Wisconsin 53403

Pekin Singer Strauss Asset Management, Inc.

21 S. Clark Street, Suite 3325
Chicago, IL 60603

Pictet Asset Management, Ltd.
25 Old Broad Street
Tower 42, Level 37
London, EC2N 1HQ

Polynous Capital Management, Inc.
880 Franklin St., Suite 705
San Francisco, CA 94102

Quixote Capital Management, LLC
5619 DTC Parkway, Suite 100
Greenwood Village, CO 80111

SMI Advisory Services, LLC
422 Washington Street
Columbus, IN 47201

Spectrum Advisory Services, Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, GA 30338

StoneRidge Investment Partners, LLC

                        301 Lindenwood Drive, Suite 310
                        Malvern, PA 19355

Symons Capital Management, Inc.

                        650 Washington Road, Suite 800

                     Pittsburgh, Pennsylvania 15228

The Roosevelt Investment Group

317 Madison Ave., Suite 1004

New York, New York 10017

Toreador Research & Trading LLC
7493 North Ingram
Suite 104
Fresno, California  93711

SMH Capital Advisors, Inc.
600 Travis, Suite 3100
Houston, Texas 77002

WB Capital Management, Inc.
1415 28th Street
West Des Moines, Iowa 50266

     Each advisor (or sub-advisor) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the advisor manages.

Item 29.     Management Services

          None.

Item 30.     Undertakings

     Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

     Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

     Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 116 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Indianapolis and the State of Indiana on August 29, 2008.

                                         UNIFIED SERIES TRUST

                                        By: /s/      Anthony J. Ghoston     _____

                                            Anthony J. Ghoston, President
Attest:

By: /s/ William Murphy_______
William Murphy, Treasurer and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated, which, for the trustees, represents the consent of the majority of the Registrant’s trustees.

Signature	Title	Date
/s/ Anthony J. Ghoston Anthony J. Ghoston	President	August 29, 2008
/s/ William Murphy William Murphy	Treasurer and CFO	August 29, 2008
/s/ Daniel Condon * Daniel Condon	Trustee	August 29, 2008
/s/ Gary E. Hippenstiel __* Gary E. Hippenstiel	Trustee	August 29, 2008
/s/ Stephen Little * Stephen Little	Trustee	August 29, 2008
/s/ Ronald Tritschler * Ronald Tritschler	Trustee	August 29, 2008
/s/ Nancy V. Kelly ** Nancy V. Kelly	Trustee	August 29, 2008
/s/ Kenneth Grant *** Kenneth Grant	Trustee	August 29, 2008

*

**

*** /s/ John Swhear
John Swhear, Attorney in Fact

*Signed pursuant to a Power of Attorney dated May 21, 2007 and filed with Registrant’s registration statement on Form N-1A on June 21, 2007 and incorporated herein by reference.

**Signed pursuant to a Power of Attorney dated December 12, 2007 and filed with Registrant’s registration statement on Form N-1A on December 17, 2007 and incorporated herein by reference.

***Signed pursuant to a Power of Attorney dated June 19, 2008 and filed with Registrant’s registration statement on Form N-1A on July 3, 2008 and incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit Number     Description

EX.99.d          Side Letter Agreement with Toreador Research & Trading LLC regarding fee waiver and expense reimbursement with respect to the Toreador Large Cap Fund’s 2008 fiscal year

EX.99.i          Consent of Legal Counsel

EX.99.j          Consent of Independent Accounting Firm – Cohen Fund Audit Services Ltd.